UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period:	October 1, 2013 – March 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PIM

# Putnam Master Intermediate Income Trust

## Semiannual report

## 3|31|14

A world of investing.®

Putnam INVESTMENTS

**INCOME FUNDS** invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Master Intermediate
Income Trust

Semiannual report
3 | 31 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Terms and definitions	14

Other information for shareholders	15

Summary of dividend reinvestment plan	16

Trustee approval of management contract	18

Financial statements	25

Shareholder meeting results	92

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

While U.S. stocks and bonds have generally delivered modest returns so far in 2014, volatility has become more pronounced, driven in the early months of the year by unusually cold weather conditions, shifting expectations for U.S. Federal Reserve action, and rising geopolitical fears. Still, evidence exists that global economic growth is slowly strengthening, and we believe the United States, Europe, and Japan are poised to contribute to an extended recovery.

In our view, portfolio diversification becomes extraordinarily important in this kind of environment. Putnam’s active research and investment strategies can serve investors who are pursuing income and capital appreciation goals.

We believe Putnam’s sound investment strategies can provide benefits to your portfolio. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

As always, thank you for investing with Putnam.

Putnam Master Intermediate Income Trust

A multi-sector approach to fixed income

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the 25 years since then, the fixed-income landscape has undergone a dramatic transformation, but that spirit of ingenuity that helped launch the fund is still with it today. The fund's managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

A veteran portfolio management team

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Kevin F. Murphy
Portfolio Manager

Paul D. Scanlon, CFA
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

Diversified holdings across a wide range of security types and market sectors

Investment allocations by security type

Securitized 49.4%
Credit 33.7%
Government 11.3%
Equity 0.2%
Cash and net other assets 5.4%

Investment allocations by sector

High-yield corporate bonds 24.7%
Agency collateralized mortgage obligations 20.9%
Commercial MBS 17.8%
Emerging-market bonds 12.9%
Non-agency residential MBS 9.9%
International Treasuries/agency securities 4.6%
Bank loans 1.9%
Investment-grade corporate bonds 1.0%
Agency pass-through 0.7%
U.S. stocks 0.2%
Cash and net other assets 5.4%
0
5
10
15
20
25

2 Master Intermediate Income Trust

Master Intermediate Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

4	Master Intermediate Income Trust

Interview with your fund’s portfolio manager

Bill, what was the bond market environment like during the six months ended March 31, 2014?

Overall, it was a favorable environment for taking credit and prepayment risk, but there were occasions of volatility. The period began on a note of uncertainty concerning congressional debate about the U.S. debt ceiling and a partial shutdown of the federal government. However, on October 17, 2013, President Obama signed a short-term bill that suspended the debt ceiling and funded the government through mid-January 2014, to end the government shutdown. The debt-ceiling issue was ultimately resolved in February 2014.

At its December policy meeting, the Federal Reserve surprised investors to some extent by announcing the first reduction in its bond-buying program somewhat earlier than the market was anticipating. The Fed agreed to lower its $85-billion-per-month pace of purchases by $10 billion beginning in January, citing improving labor-market conditions as its rationale. Bond yields spiked on the news, with the yield on the benchmark 10-year U.S. Treasury reaching 3.04% by year-end.

In January, with the central bank beginning the process of reducing its bond buying, lackluster economic data — most notably a disappointing reading on the Institute for Supply Management’s [ISM] Purchasing Managers Index — coupled with concern

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/14. See pages 4 and 12–13 for additional fund performance information. Index descriptions can be found on page 14.

Master Intermediate Income Trust	5

about emerging-market [EM] currencies, caused investors to assume a more risk-averse posture. Asset flows shifted toward the relative safety of U.S. Treasuries, pushing the yield on the 10-year note down to 2.67%, its lowest level since mid-November. By February, however, with EM stress abating, market participants were encouraged by the resiliency of U.S. stocks as well as lower Treasury yields. Credit markets were also buoyed by investors largely dismissing weak economic data as a function of severe weather affecting some of the country’s most densely populated regions, and by the fact that the crisis in Ukraine remained localized.

The fund generated a solid return at net asset value for the six-month period. What factors fueled this favorable outcome?

Our prepayment and mortgage credit strategies were the biggest contributors to performance. We implemented our prepayment strategies with securities such as interest-only collateralized mortgage obligations [IO CMOs]. Lower policy risk coupled with mortgage rates that remained at elevated levels versus the past couple of years reduced the likelihood that the mortgages underlying our CMO holdings would be refinanced. As a result, slower prepayment speeds bolstered the securities’ values. Additionally, the fund was helped by our overall strategy of positioning the portfolio for higher mortgage rates.

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Cash positions may represent collateral used to cover certain derivative contracts.

6	Master Intermediate Income Trust

Within mortgage credit, our holdings of commercial mortgage-backed securities [CMBS] and non-agency residential mortgage-backed securities [RMBS] were also major contributors. Within CMBS, the fund benefited from solid security selection in subordinated “mezzanine” bonds rated BBB/Baa, which offered higher yields at what we believed were acceptable risks. Mezzanine CMBS are lower in the capital structure of a package of securities backed by commercial mortgages, and provide a yield advantage over higher-rated bonds along with meaningful principal protection. Our non-agency RMBS investments rebounded from undervalued levels prior to the period, buoyed by investor demand for higher-yielding securities.

Elsewhere, our positions in high-yield corporate bonds provided a further boost to the fund’s return, as the asset class gained due to solid corporate fundamentals and consistent investor demand.

Overseas, security selection in EM debt moderately contributed to performance. The fund benefited most from investments in Argentina, where we held U.S.-dollar-denominated bonds.

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 3/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Master Intermediate Income Trust	7

How was the fund positioned with respect to interest-rate sensitivity?

The fund was defensively positioned for a rising-rate environment, as its duration was negative on a net basis, particularly in the intermediate, 5- to 10-year portion of the Treasury yield curve. Rates in this portion of the curve are currently being dampened by Fed bond buying, and we believe intermediate-term rates will begin to rise as the central bank continues to reduce its bond purchases. Outside the United States, we had a long-duration position in Greece, as rates there continued to decline, which we held against a net short position in Germany, where rates remained low. All told, the fund’s duration and yield-curve positioning meaningfully aided performance for the period, led by our non-U.S. strategy.

How did your currency strategy affect performance?

Beneficial exposure to the euro and the Canadian dollar was more than offset by a negative return in the Brazilian real. As a result, our currency strategy was a modest detractor.

During 2013, we significantly reduced the fund’s currency risk by cutting back most of our active foreign currency positions. We felt this was prudent in light of heightened volatility in foreign-exchange markets.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Cash positions may represent collateral used to cover certain derivative contracts.

8	Master Intermediate Income Trust

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. We also employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our CMO holdings. Additionally, we used total return swaps as a hedging tool and to help manage the fund’s sector exposure, as well as credit default swaps to hedge the fund’s credit risk. Lastly, we utilized currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds.

What is your outlook for the coming months, and how are you positioning the fund?

In our view, Treasury yields, particularly in the intermediate part of the yield curve, are likely to move higher in 2014 as the U.S. economy continues to strengthen. However, we don’t believe rates are likely to rise so quickly that the shift will undermine economic growth. What’s more, we expect to see an improving U.S. growth trend reflected in Europe and in developing Asian countries.

In addition to weather, a significant inventory overhang was another factor in the weak economic readings we saw early this year, and we believe it will take some time for this surplus to work its way through the system. In 2013’s third quarter, gross domestic product [GDP] was much stronger than anticipated, and fourth-quarter 2013 GDP was firmer than originally forecast, leading manufacturers to expand their inventories. However, the weather-related slowdown in the first quarter left manufacturers with excess inventory. Consequently, when growth picks up, the economy won’t immediately need production to sustain inventories, meaning it likely won’t get the cyclical boost it otherwise would if inventories were at a more normal

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Master Intermediate Income Trust	9

level, in our view. Additionally, the launch of the Affordable Care Act has placed a drag on growth by requiring lower-paid individuals to spend more for health care.

Looking at the Fed, bond investors have been willing to give the central bank leeway to pursue a fairly aggressive stimulus policy. But this leeway is heavily dependent on maintaining low inflation, particularly in the area of wages. Currently, the Fed believes the non-accelerating inflation rate of unemployment [NAIRU] — the rate to which unemployment can fall without triggering wage inflation — is between 5.2% and 5.6%. However, our research suggests, and some institutions also are of the opinion, that the NAIRU may be significantly higher than this, primarily because of various structural problems hampering the labor participation rate, particularly in the younger demographic. As the unemployment rate moves downward, if wage inflation develops earlier than the Fed is anticipating, we could see the central bank reducing its stimulus efforts much faster than the markets are currently forecasting, which could lead to increased yield-curve volatility. In order to position the portfolio for this potential risk, we have an underweight position relative to the benchmark in the 2- to 5-year portion of the yield curve, since that is the area of the curve that we believe would be most affected by adjustments in current Fed policy. Additionally, we have been minimizing interest-rate risk in the portfolio.

As for other aspects of portfolio positioning, we have maintained a diversified exposure to CMBS and CMOs; we have liked specific areas of the non-agency RMBS market; and while we remain generally positive in our outlook for credit risk, we have been taking an opportunistic approach to the high-yield market.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

10	Master Intermediate Income Trust

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

Master Intermediate Income Trust	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2014, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 3/31/14

	NAV	Market price

Annual average
Life of fund (since 4/29/88)	6.79%	6.60%

10 years	72.91	70.02
Annual average	5.63	5.45

5 years	109.21	91.72
Annual average	15.91	13.90

3 years	14.56	5.58
Annual average	4.63	1.83

1 year	7.04	5.14

6 months	6.74	8.80

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 3/31/14

		Citigroup		Lipper Closed-end
	Barclays	Non-U.S. World		General Bond
	Government/Credit	Government	JPMorgan Global	Funds category
	Bond Index	Bond Index	High Yield Index†	average*

Annual average
Life of fund (since 4/29/88)	6.86%	6.14%	—	7.61%

10 years	53.90	51.94	133.35%	123.51
Annual average	4.41	4.27	8.84	8.12

5 years	28.08	22.52	134.22	160.32
Annual average	5.07	4.15	18.56	18.94

3 years	13.18	4.15	30.41	29.52
Annual average	4.21	1.37	9.25	8.84

1 year	–0.26	2.43	7.38	5.77

6 months	1.94	1.94	6.73	7.10

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/14, there were 30, 28, 23, 19, 16, and 4 funds, respectively, in this Lipper category.

† The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

12	Master Intermediate Income Trust

Fund price and distribution information For the six-month period ended 3/31/14

Distributions

Number	6

Income	$0.156000

Capital gains	—

Total	$0.156000

Share value	NAV	Market price

9/30/13	$5.50	$4.88

3/31/14	5.71	5.15

Current rate (end of period)	NAV	Market price

Current dividend rate*	5.46%	6.06%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Master Intermediate Income Trust	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S.

3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	Master Intermediate Income Trust

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2013, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2013, up to 10% of the fund’s common shares outstanding as of October 7, 2013.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2014, Putnam employees had approximately $461,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Master Intermediate Income Trust	15

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plan

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent

16	Master Intermediate Income Trust

distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

Master Intermediate Income Trust	17

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais,

18	Master Intermediate Income Trust

Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the

Master Intermediate Income Trust	19

course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July  1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

20	Master Intermediate Income Trust

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This

Master Intermediate Income Trust	21

information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

22	Master Intermediate Income Trust

One-year period	3rd

Three-year period	4th

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 5, 5 and 4 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three-year and five-year periods ended December 31, 2012 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over these periods was due in significant part to the fund’s underperformance in 2008 and 2011. The Trustees considered Putnam Management’s observation that the fund’s investments in commercial and residential mortgage-backed securities significantly underperformed during the economic downturn in 2008. The Trustees also considered Putnam Management’s view that, in 2011, the fund’s performance suffered for a variety of reasons, including its relative emphasis on shorter duration investments, which reduced the fund’s sensitivity to interest rate changes but detracted from performance, its exposure to high yield, non-Agency residential mortgage-backed securities, and its exposure to emerging markets coupled with currency exposure to the Australian dollar.

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers and their investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available

Master Intermediate Income Trust	23

soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receivebenefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services.

24	Master Intermediate Income Trust

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Master Intermediate Income Trust	25

The fund’s portfolio 3/31/14 (Unaudited)

MORTGAGE-BACKED SECURITIES (48.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (20.6%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.98s, 2032	$200,101	$298,674
IFB Ser. 3408, Class EK, 25.169s, 2037	100,001	144,414
IFB Ser. 2979, Class AS, 23.705s, 2034	34,419	44,056
IFB Ser. 3072, Class SM, 23.228s, 2035	151,891	215,811
IFB Ser. 3072, Class SB, 23.082s, 2035	136,069	191,991
IFB Ser. 3249, Class PS, 21.764s, 2036	107,406	145,456
IFB Ser. 3998, Class KS, IO, 6.545s, 2027	1,785,231	290,100
IFB Ser. 4105, Class LS, IO, 5.995s, 2041	2,207,906	425,684
IFB Ser. 319, Class S2, IO, 5.845s, 2043	1,539,488	355,268
IFB Ser. 4240, Class SA, IO, 5.845s, 2043	3,319,023	760,654
IFB Ser. 317, Class S3, IO, 5.825s, 2043	3,403,942	768,859
IFB Ser. 311, Class S1, IO, 5.795s, 2043	4,613,008	1,014,880
IFB Ser. 308, Class S1, IO, 5.795s, 2043	2,675,569	649,414
IFB Ser. 14-326, Class S2, IO, 5.792s, 2044	8,961,000	2,088,876
IFB Ser. 14-325, Class S1, IO, 5.79s, 2044	2,898,000	631,040
IFB Ser. 14-327, Class S8, IO, 5.76s, 2044	824,000	179,962
Ser. 3632, Class CI, IO, 5s, 2038	414,057	38,954
Ser. 3626, Class DI, IO, 5s, 2037	102,654	1,660
Ser. 4122, Class TI, IO, 4 1/2s, 2042	3,027,119	688,972
Ser. 4000, Class PI, IO, 4 1/2s, 2042	1,703,237	353,762
Ser. 4193, Class PI, IO, 4s, 2043	3,564,909	637,231
Ser. 304, Class C53, IO, 4s, 2032	1,905,831	284,026
Ser. 13-303, Class C19, IO, 3 1/2s, 2043	3,374,439	789,349
Ser. 304, Class C22, IO, 3 1/2s, 2042	2,226,773	520,508
Ser. 4122, Class AI, IO, 3 1/2s, 2042	4,426,747	708,293
Ser. 4122, Class CI, IO, 3 1/2s, 2042	4,042,443	646,803
Ser. 4105, Class HI, IO, 3 1/2s, 2041	2,017,352	314,949
Ser. 304, IO, 3 1/2s, 2027	3,929,291	474,619
Ser. 304, Class C37, IO, 3 1/2s, 2027	2,884,199	352,045
Ser. 4165, Class TI, IO, 3s, 2042	8,455,074	1,175,254
Ser. 4183, Class MI, IO, 3s, 2042	3,544,873	487,774
Ser. 4210, Class PI, IO, 3s, 2041	2,507,370	279,729
Ser. 304, Class C45, IO, 3s, 2027	3,471,557	428,147
Ser. T-57, Class 1AX, IO, 0.395s, 2043	2,350,913	25,487
FRB Ser. 3326, Class WF, zero %, 2035	1,857	1,597

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.975s, 2036	174,851	329,502
IFB Ser. 07-53, Class SP, 23.634s, 2037	130,687	192,057
IFB Ser. 08-24, Class SP, 22.718s, 2038	134,468	200,357
IFB Ser. 05-75, Class GS, 19.787s, 2035	122,233	162,738
IFB Ser. 05-83, Class QP, 16.993s, 2034	171,850	221,465
IFB Ser. 13-101, Class HS, IO, 6.346s, 2043	1,512,649	394,499
IFB Ser. 13-81, Class US, IO, 6.096s, 2043	2,099,323	382,560
IFB Ser. 13-10, Class KS, IO, 6.046s, 2043	1,976,309	405,341
IFB Ser. 13-19, Class DS, IO, 6.046s, 2041	4,379,872	800,524

26	Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 13-41, Class SP, IO, 6.046s, 2040	$1,713,642	$278,398
IFB Ser. 13-19, Class SK, IO, 5.996s, 2043	2,513,896	568,376
IFB Ser. 12-128, Class ST, IO, 5.996s, 2042	1,811,642	408,562
IFB Ser. 13-18, Class SB, IO, 5.996s, 2041	1,990,391	333,788
IFB Ser. 13-124, Class SB, IO, 5.796s, 2043	1,812,613	406,139
IFB Ser. 411, Class S1, IO, 5.796s, 2042	2,365,566	503,085
IFB Ser. 13-128, Class CS, IO, 5.746s, 2043	3,495,103	781,505
IFB Ser. 13-101, Class CS, IO, 5.746s, 2043	2,180,464	484,608
Ser. 374, Class 6, IO, 5 1/2s, 2036	326,775	63,084
Ser. 12-132, Class PI, IO, 5s, 2042	3,872,093	831,958
Ser. 398, Class C5, IO, 5s, 2039	208,401	31,739
Ser. 10-13, Class EI, IO, 5s, 2038	88,272	2,459
Ser. 378, Class 19, IO, 5s, 2035	884,479	183,529
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	8,469,033	1,686,014
Ser. 409, Class 81, IO, 4 1/2s, 2040	4,108,758	796,994
Ser. 409, Class 82, IO, 4 1/2s, 2040	4,312,225	842,999
Ser. 366, Class 22, IO, 4 1/2s, 2035	379,333	28,807
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	1,729,769	200,082
Ser. 418, Class C24, IO, 4s, 2043	3,098,795	737,174
Ser. 13-41, Class IP, IO, 4s, 2043	2,802,199	533,847
Ser. 13-44, Class PI, IO, 4s, 2043	2,710,474	455,698
Ser. 13-60, Class IP, IO, 4s, 2042	1,945,850	353,474
Ser. 12-96, Class PI, IO, 4s, 2041	2,106,245	376,807
Ser. 406, Class 2, IO, 4s, 2041	1,891,411	395,116
Ser. 406, Class 1, IO, 4s, 2041	1,299,589	274,993
Ser. 409, Class C16, IO, 4s, 2040	2,806,622	564,827
Ser. 418, Class C15, IO, 3 1/2s, 2043	6,405,714	1,481,821
Ser. 12-145, Class TI, IO, 3s, 2042	4,154,415	465,710
Ser. 13-35, Class IP, IO, 3s, 2042	3,472,328	400,403
Ser. 13-53, Class JI, IO, 3s, 2041	2,752,838	369,482
Ser. 13-23, Class PI, IO, 3s, 2041	3,321,127	346,991
Ser. 03-W10, Class 1, IO, 1.102s, 2043	469,287	13,895
Ser. 99-51, Class N, PO, zero %, 2029	20,136	18,122

Government National Mortgage Association
IFB Ser. 10-151, Class SL, IO, 6.543s, 2039	1,543,500	269,279
IFB Ser. 10-163, Class SI, IO, 6.474s, 2037	2,929,315	457,708
IFB Ser. 11-56, Class MI, IO, 6.293s, 2041	2,419,539	551,921
IFB Ser. 10-67, Class SE, IO, 6.293s, 2040	1,099,551	207,375
IFB Ser. 12-149, Class LS, IO, 6.093s, 2042	3,834,886	621,712
IFB Ser. 13-87, Class SA, IO, 6.043s, 2043	2,753,792	448,781
IFB Ser. 13-129, Class SN, IO, 5.993s, 2043	1,831,453	310,083
IFB Ser. 13-152, Class SG, IO, 5.993s, 2043	4,656,680	778,779
IFB Ser. 13-165, Class LS, IO, 5.993s, 2043	1,770,963	309,263
IFB Ser. 10-20, Class SC, IO, 5.993s, 2040	4,122,576	747,629
Ser. 13-149, Class MS, IO, 5.943s, 2039	3,285,368	523,589
IFB Ser. 12-77, Class MS, IO, 5.943s, 2042	1,780,334	422,901
IFB Ser. 11-128, Class TS, IO, 5.895s, 2041	1,501,679	302,739

Master Intermediate Income Trust	27

MORTGAGE-BACKED SECURITIES (48.2%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 13-99, Class AS, IO, 5.893s, 2043	$1,566,349	$356,110
IFB Ser. 10-158, Class SA, IO, 5.893s, 2040	1,090,650	196,808
IFB Ser. 10-151, Class SA, IO, 5.893s, 2040	1,082,647	195,504
IFB Ser. 10-89, Class SD, IO, 5.773s, 2040	1,524,972	266,870
IFB Ser. 11-70, Class SM, IO, 5.735s, 2041	2,415,000	586,048
IFB Ser. 11-70, Class SH, IO, 5.735s, 2041	2,481,000	603,230
Ser. 13-22, Class IE, IO, 5s, 2043	2,977,845	644,473
Ser. 13-22, Class OI, IO, 5s, 2043	2,758,243	601,041
Ser. 13-3, Class IT, IO, 5s, 2043	2,465,266	538,209
Ser. 13-6, Class IC, IO, 5s, 2043	2,207,413	472,938
Ser. 12-146, Class IO, IO, 5s, 2042	2,212,601	498,322
Ser. 13-6, Class CI, IO, 5s, 2042	1,651,348	337,222
Ser. 13-130, Class IB, IO, 5s, 2040	2,172,444	297,380
Ser. 13-16, Class IB, IO, 5s, 2040	3,300,354	358,047
Ser. 11-41, Class BI, IO, 5s, 2040	1,903,965	242,726
Ser. 10-35, Class UI, IO, 5s, 2040	1,279,264	295,830
Ser. 10-20, Class UI, IO, 5s, 2040	2,374,597	478,885
Ser. 10-9, Class UI, IO, 5s, 2040	15,889,683	3,422,150
Ser. 09-121, Class UI, IO, 5s, 2039	5,082,676	1,192,852
Ser. 13-34, Class IH, IO, 4 1/2s, 2043	4,543,200	1,049,042
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	1,566,170	345,544
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	1,105,124	130,946
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	312,263	56,769
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	4,515,566	920,679
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	10,492,777	2,164,868
Ser. 13-151, Class IB, IO, 4 1/2s, 2040	4,668,404	1,062,062
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	10,150,036	2,143,834
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	1,072,112	187,084
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	3,567,158	578,522
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	1,470,368	181,385
Ser. 14-4, Class IC, IO, 4s, 2044	2,219,316	481,858
Ser. 13-165, Class IL, IO, 4s, 2043	1,635,101	285,145
Ser. 12-56, Class IB, IO, 4s, 2042	1,764,460	413,171
Ser. 12-47, Class CI, IO, 4s, 2042	4,384,615	1,025,025
Ser. 12-41, Class IP, IO, 4s, 2041	4,352,245	826,944
Ser. 13-76, Class IO, IO, 3 1/2s, 2043	7,961,454	1,419,765
Ser. 13-28, Class IO, IO, 3 1/2s, 2043	2,689,420	421,903
Ser. 13-54, Class JI, IO, 3 1/2s, 2043	3,461,452	585,643
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	5,032,413	812,030
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	7,096,085	1,054,548
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	3,696,614	643,839
Ser. 12-140, Class IC, IO, 3 1/2s, 2042	3,771,670	848,633
Ser. 06-36, Class OD, PO, zero %, 2036	5,445	4,747

Structured Asset Securities Corp. 144A IFB Ser. 07-4, Class 1A3,
IO, 6.023s, 2045	3,169,455	554,655

		70,458,872

28	Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.2%)* cont.		Principal amount	Value

Commercial mortgage-backed securities (17.7%)
Banc of America Commercial Mortgage Trust FRB Ser. 05-5,
Class D, 5.223s, 2045		$600,000	$610,560

Banc of America Commercial Mortgage Trust 144A
Ser. 01-1, Class K, 6 1/8s, 2036		320,944	155,658
Ser. 07-5, Class XW, IO, 0.42s, 2051		78,830,622	805,648

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW17, Class AJ, 5.888s, 2050 F		422,000	416,780
Ser. 05-PWR7, Class D, 5.304s, 2041		441,000	412,247
Ser. 05-PWR7, Class B, 5.214s, 2041		697,000	704,209
Ser. 05-PWR9, Class C, 5.055s, 2042		401,000	381,993

Bear Stearns Commercial Mortgage Securities Trust 144A
Ser. 06-PW14, Class XW, IO, 0.637s, 2038		18,078,877	319,996

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2,
Class E, 5.56s, 2047		409,000	413,421

Citigroup Commercial Mortgage Trust
Ser. 06-C5, Class AJ, 5.482s, 2049		610,000	611,562
FRB Ser. 05-C3, Class B, 5.029s, 2043		1,720,000	1,610,951

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class G, 5.406s, 2040		3,000,000	2,985,300
FRB Ser. 12-GC8, Class D, 4.878s, 2045		401,000	387,085

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.116s, 2044		507,000	501,930
Ser. 07-CD5, Class XS, IO, 0.042s, 2044		29,413,749	130,982

COMM Mortgage Trust FRB Ser. 07-C9, Class F, 5.799s, 2049		962,000	945,165

COMM Mortgage Trust 144A
FRB Ser. 12-CR3, Class E, 4.769s, 2045		790,000	753,755
FRB Ser. 13-LC6, Class D, 4.29s, 2046		432,000	382,583
FRB Ser. 13-CR6, Class D, 4.176s, 2046		434,000	378,707
FRB Ser. 13-CR8, Class D, 3.971s, 2046		769,000	653,791
FRB Ser. 07-C9, Class AJFL, 0.844s, 2049		1,041,000	928,572

Commercial Mortgage Trust 144A FRB Ser. 12-LC4, Class D,
5.648s, 2044		1,145,000	1,157,480

Cornerstone Titan PLC 144A FRB Ser. 05-CT1A, Class D, 1.565s,
2014 (Ireland)	GBP	7,645	12,618

Credit Suisse First Boston Commercial Mortgage Trust
Ser. 05-C5, Class C, 5.1s, 2038		$416,000	425,695

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 02-CP5, Class M, 5 1/4s, 2035		168,870	6,790

Credit Suisse Mortgage Capital Certificates Ser. 06-C5, Class AX,
IO, 0.733s, 2039		20,427,613	332,282

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)		580,069	23,783

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.418s, 2044		1,340,000	1,357,526

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.023s, 2020		2,267,797	38,575

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.949s, 2048		2,843,000	2,776,189

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965s, 2041		452,000	451,548

Master Intermediate Income Trust	29

MORTGAGE-BACKED SECURITIES (48.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GMAC Commercial Mortgage Securities, Inc. Trust 144A
Ser. 04-C3, Class X1, IO, 0.673s, 2041	$32,614,407	$212,170

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class D, 4.986s, 2042	803,000	809,146

GS Mortgage Securities Trust Ser. 05-GG4, Class AJ,
4.782s, 2039	846,000	858,712

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.639s, 2045	1,213,000	1,222,703
FRB Ser. 11-GC3, Class D, 5.544s, 2044	935,000	958,834
FRB Ser. GC10, Class D, 4.415s, 2046	707,000	629,866
Ser. 05-GG4, Class XC, IO, 0.706s, 2039	52,144,985	260,725

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.154s, 2030 (Cayman Islands)	379,000	257,531

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.101s, 2051 F	1,054,500	1,072,883
Ser. 06-LDP6, Class AJ, 5.565s, 2043	1,068,000	1,092,456
Ser. 06-LDP8, Class B, 5.52s, 2045	362,000	361,529
FRB Ser. 06-LDP6, Class B, 5.503s, 2043	793,000	785,070
FRB Ser. 04-CBX, Class B, 5.021s, 2037	247,000	249,704
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	847,000	796,644
FRB Ser. 13-C10, Class D, 4.16s, 2047	598,000	526,997

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.201s, 2051	568,000	569,832
FRB Ser. 07-CB20, Class C, 6.201s, 2051	410,000	383,387
FRB Ser. 11-C3, Class F, 5.544s, 2046	410,000	407,475
FRB Ser. 12-C8, Class E, 4.668s, 2045	413,000	389,799
FRB Ser. 13-C13, Class D, 4.056s, 2046	722,000	624,745
FRB Ser. 13-C13, Class E, 3.986s, 2046	639,000	490,543
Ser. 07-CB20, Class X1, IO, 0.144s, 2051	52,310,492	492,085

LB Commercial Conduit Mortgage Trust 144A Ser. 99-C1,
Class G, 6.41s, 2031	857,101	887,501

LB-UBS Commercial Mortgage Trust
Ser. 06-C3, Class AJ, 5.72s, 2039	739,000	748,311
FRB Ser. 06-C3, Class C, 5.703s, 2039	1,250,000	1,118,750
Ser. 06-C6, Class E, 5.541s, 2039	750,000	701,025

LB-UBS Commercial Mortgage Trust 144A Ser. 06-C6,
Class XCL, IO, 0.681s, 2039	17,698,487	284,503

Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO,
2.37s, 2028	55,263	5

Merrill Lynch Mortgage Trust FRB Ser. 08-C1, Class AJ,
6.326s, 2051	395,000	428,299

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.628s, 2037	62,162	2,331
Ser. 07-C5, Class X, IO, 4.753s, 2049	1,252,420	74,769

ML-CFC Commercial Mortgage Trust Ser. 06-4, Class AJ,
5.239s, 2049	426,000	420,675

ML-CFC Commercial Mortgage Trust 144A Ser. 06-4,
Class AJFX, 5.147s, 2049	388,000	374,148

30	Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 13-C10, Class D, 4.083s, 2046	$243,000	$209,779

Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.842s, 2044	1,100,000	1,132,263
Ser. 07-HQ11, Class C, 5.558s, 2044	590,000	573,775
FRB Ser. 06-HQ8, Class B, 5.498s, 2044	1,800,000	1,760,040
FRB Ser. 06-HQ8, Class D, 5.498s, 2044	598,000	532,399
Ser. 06-HQ10, Class AJ, 5.389s, 2041	577,000	581,673
Ser. 04-IQ8, Class C, 5.3s, 2040	1,400,000	1,419,880

Morgan Stanley Capital I Trust 144A FRB Ser. 04-RR,
Class F7, 6s, 2039	1,169,671	1,115,573

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	1,162,817	1,162,874

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)	193,000	144,750

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	536,044	134,011

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 4.959s, 2049	609,000	550,755
Ser. 13-C6, Class D, 4.354s, 2046	281,000	247,758

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 5.992s, 2045	1,649,000	1,674,395
FRB Ser. 06-C25, Class AJ, 5.722s, 2043	617,000	642,420
FRB Ser. 05-C20, Class B, 5.239s, 2042	1,423,000	1,457,592
Ser. 07-C34, IO, 0.307s, 2046	15,503,723	187,595

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-C17, Class E, 5.417s, 2042	385,000	393,085

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.304s, 2046	803,000	711,821

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C6, Class D, 5.563s, 2045	405,000	404,494
FRB Ser. 11-C2, Class D, 5.466s, 2044	790,000	807,301
FRB Ser. 13-C17, Class D, 5.127s, 2046 F	1,120,000	1,048,837
FRB Ser. 12-C6, Class E, 5s, 2045	534,000	461,536
FRB Ser. 12-C7, Class E, 4.848s, 2045	400,000	374,359
FRB Ser. 13-UBS1, Class D, 4.634s, 2046	1,753,000	1,595,879
FRB Ser. 13-C15, Class D, 4.486s, 2046 F	730,000	653,774
FRB Ser. 12-C10, Class D, 4.46s, 2045	560,000	508,872
Ser. 14-C19, Class D, 4.306s, 2047	479,000	407,134

		60,461,158
Residential mortgage-backed securities (non-agency) (9.9%)
Banc of America Funding Corp. FRB Ser. 06-G, Class 2A5,
0.437s, 2036	411,187	370,069

Barclays Capital, LLC Trust
Ser. 12-RR10, Class 8A3, 15 3/4s, 2036	185,720	103,743
Ser. 13-RR1, Class 9A4, 9.481s, 2036	250,000	251,375
Ser. 13-RR1, Class 2A4, 9.181s, 2036	667,635	635,923
Ser. 13-RR1, Class 4A2, 4s, 2037	352,786	358,254
Ser. 12-RR10, Class 8A2, 4s, 2036	363,522	360,795
FRB Ser. 12-RR10, Class 9A2, 2.654s, 2035	980,000	864,360
Ser. 13-RR1, Class 1A2, 2.428s, 2035	660,000	538,230

Master Intermediate Income Trust	31

MORTGAGE-BACKED SECURITIES (48.2%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Barclays Capital, LLC Trust 144A
Ser. 12-RR11, Class 3A3, 12.592s, 2036		$522,016	$365,824
FRB Ser. 12-RR12, Class 2A3, 12.267s, 2035		413,249	382,256
FRB Ser. 13-RR2, Class 3A2, 7.493s, 2036		350,000	325,500
Ser. 12-RR12, Class 2A2, 4s, 2035		287,678	285,894
FRB Ser. 12-RR1, Class 1A4, 2.701s, 2037		478,123	375,326
FRB Ser. 09-RR11, Class 2A2, 2.43s, 2035		850,000	737,758
FRB Ser. 12-RR1, Class 6A5, 0.344s, 2046		500,000	441,750
FRB Ser. 12-RR11, Class 5A3, zero %, 2037		192,599	118,641

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 05-12,
Class 12A1, 2.487s, 2036		714,099	625,979

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.029s, 2034		44,609	6,080

Citigroup Mortgage Loan Trust, Inc. Ser. 2005-WF2, Class AF4,
4.964s, 2035		372,180	374,041

Citigroup Mortgage Loan Trust, Inc. 144A FRB Ser. 11-12,
Class 2A2, 0.524s, 2035		900,000	764,820

Countrywide Alternative Loan Trust
Ser. 05-46CB, Class A20, 5 1/2s, 2035		523,045	484,601
FRB Ser. 05-38, Class A3, 0.504s, 2035		893,982	768,735
FRB Ser. 05-81, Class A1, 0.434s, 2037		544,032	418,904

Countrywide Home Loans FRB Ser. 06-3, Class 1A1,
0.394s, 2036		418,734	352,260

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-4R,
Class 1A4, 0.554s, 2037		500,000	382,750

Credit Suisse First Boston Mortgage Securities Corp. FRB
Ser. 03-AR30, Class CB1, 2.462s, 2034		417,274	375,546

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.07s, 2043 (United Kingdom)	GBP	384,009	644,554
FRB Ser. 03-2, Class 2C1, 2.852s, 2043 (United Kingdom)	EUR	1,028,000	1,432,935

GSC Capital Corp. Mortgage Trust Ser. 05-11, Class AF3,
4.778s, 2036		$381,367	383,274

JPMorgan Mortgage Trust FRB Ser. 07-A1, Class 3A4,
2.755s, 2035		407,132	350,134

JPMorgan Resecuritization Trust 144A FRB Ser. 09-11,
Class 5A2, 2.621s, 2036		694,605	580,134

MortgageIT Trust FRB Ser. 05-3, Class A2, 0.504s, 2035		464,085	408,395

Opteum Mortgage Acceptance Corp. FRB Ser. 05-4, Class 1A2,
0.544s, 2035		390,839	357,618

Residential Accredit Loans, Inc.
FRB Ser. 06-QO7, Class 2A1, 0.981s, 2046		1,467,853	1,033,001
FRB Ser. 07-QH1, Class A1, 0.314s, 2037		1,147,971	964,295

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.201s, 2046		2,197,622	1,955,884
FRB Ser. 06-AR3, Class A1B, 1.131s, 2046		985,421	803,611
FRB Ser. 05-AR11, Class A1C3, 0.664s, 2045		1,706,442	1,476,072
FRB Ser. 05-AR19, Class A1C3, 0.654s, 2045		1,884,867	1,620,986
FRB Ser. 05-AR13, Class A1C3, 0.644s, 2045		3,944,248	3,397,970
FRB Ser. 05-AR8, Class 2AC2, 0.614s, 2045		1,121,530	990,872

32	Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.2%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
WAMU Mortgage Pass-Through Certificates
FRB Ser. 05-AR11, Class A1C4, 0.594s, 2045	$868,356	$744,616
FRB Ser. 05-AR13, Class A1B2, 0.584s, 2045	812,755	731,479
FRB Ser. 05-AR17, Class A1B2, 0.564s, 2045	766,238	674,289
FRB Ser. 05-AR15, Class A1B2, 0.564s, 2045	1,250,400	1,091,049
FRB Ser. 05-AR19, Class A1C4, 0.554s, 2045	639,738	556,572
FRB Ser. 05-AR11, Class A1B3, 0.554s, 2045	1,305,799	1,142,574
FRB Ser. 05-AR8, Class 2AC3, 0.544s, 2045	395,201	347,777
FRB Ser. 05-AR6, Class 2A1C, 0.494s, 2045	361,131	323,213
FRB Ser. 05-AR6, Class 2AB3, 0.424s, 2045	385,557	348,929
FRB Ser. 12-RR2, Class 1A2, 0.336s, 2047	500,000	357,500

		33,787,147

Total mortgage-backed securities (cost $151,327,718)		$164,707,177

CORPORATE BONDS AND NOTES (31.1%)*	Principal amount	Value

Basic materials (1.9%)
ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	$376,000	$476,110

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	290,000	284,925

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	92,000	98,900

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	167,000	178,690

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	110,000	108,350

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	185,000	198,875

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	200,000	212,750

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	45,000	48,263

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	283,000	298,565

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	105,000	115,500

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	145,000	152,613

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	70,000	75,425

Graphic Packaging International, Inc. company guaranty
sr. unsec. notes 4 3/4s, 2021	87,000	87,109

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	258,000	281,543

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	128,000	152,320

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	215,000	222,525

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	216,000	224,640

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	287,000	321,440

Master Intermediate Income Trust	33

CORPORATE BONDS AND NOTES (31.1%)* cont.	Principal amount	Value

Basic materials cont.
Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	$215,000	$216,344

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)	43,000	38,270

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)	70,000	76,650

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)	200,000	206,750

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	265,000	306,075

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	229,000	253,618

Momentive Performance Materials, Inc. company guaranty
sr. notes 8 7/8s, 2020	80,000	86,600

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	119,000	121,187

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	155,000	173,213

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	200,000	214,000

PQ Corp. 144A sr. notes 8 3/4s, 2018	135,000	147,488

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	130,000	145,275

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	137,000	147,789

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	110,000	110,825

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	30,000	32,625

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	40,000	43,500

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	20,000	20,350

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)	235,000	264,962

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	145,000	158,956

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020	152,000	156,180

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	125,000	132,813

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023	55,000	54,725

		6,646,738
Capital goods (1.9%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	440,000	478,500

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019	419,000	484,469

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020	188,000	206,095

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	140,000	144,025

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021	24,000	27,870

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	140,000	148,050

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡	105,000	110,513

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	106,000	107,060

34	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Capital goods cont.
Bombardier, Inc. 144A sr. notes 4 1/4s, 2016 (Canada)		$119,000	$124,058

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		235,000	260,850

Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023		184,000	175,720

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		87,000	92,220

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		58,000	44,080

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020		193,000	198,790

KION Finance SA 144A sr. notes 6 3/4s, 2020 (Luxembourg)	EUR	100,000	151,423

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		$129,000	136,418

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		198,000	210,870

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		195,000	191,100

Oshkosh Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022		319,000	324,583

Pittsburgh Glass Works, LLC 144A company guaranty
sr. notes 8s, 2018		240,000	261,000

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		115,000	121,900

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		200,000	211,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		200,000	219,750

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		270,000	282,825

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		100,000	111,750

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		100,000	107,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		295,000	321,919

Schaeffler Holding Finance BV 144A notes 6 7/8s, 2018
(Netherlands) ‡‡	EUR	100,000	146,375

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		$140,000	153,650

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		45,000	48,938

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		282,000	301,740

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017		177,000	189,833

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021		45,000	49,838

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018		226,000	242,385

Master Intermediate Income Trust	35

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Capital goods cont.
Triumph Group, Inc. company guaranty sr. unsec. notes
4 7/8s, 2021		$150,000	$147,750

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		80,000	84,400

			6,618,747
Communication services (4.1%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		265,000	314,688

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		150,000	174,938

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		131,000	138,860

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022		573,000	567,270

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023		354,000	342,495

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		53,000	56,048

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023		170,000	180,413

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020		40,000	42,050

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		55,000	58,506

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023		266,000	270,323

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		165,000	184,388

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		346,000	359,840

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		109,000	122,080

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018		337,000	351,744

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		156,000	182,130

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024		50,000	52,250

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019		214,000	234,865

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021		260,000	293,150

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		365,000	379,600

Intelsat Jackson Holdings SA company guaranty sr. unsec.
bonds 6 5/8s, 2022 (Bermuda)		80,000	83,200

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)		140,000	153,650

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)		352,000	373,120

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)		418,000	439,944

Intelsat Luxembourg SA 144A sr. unsec. notes 6 3/4s,
2018 (Luxembourg)		260,000	274,950

Kabel Deutschland GmbH 144A sr. bonds 6 1/2s,
2018 (Germany)	EUR	105,000	150,824

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020		$143,000	160,339

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019		40,000	43,900

36	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020		$17,000	$18,424

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2021		65,000	68,575

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		59,000	63,130

Nil International Telecom SCA 144A company guaranty
sr. unsec. notes 7 7/8s, 2019 (Luxembourg)		100,000	67,750

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		156,000	171,210

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	180,000	315,091

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		$180,000	180,450

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		68,000	72,165

SBA Telecommunications, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020		55,000	57,613

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017		585,000	688,105

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		105,000	114,188

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018		418,000	511,005

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023		225,000	247,500

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021		290,000	316,100

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023		369,000	392,063

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019		75,000	80,250

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021		206,000	218,618

Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s,
2024 (Luxembourg)	EUR	295,000	447,153

Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s,
2022 (Luxembourg)	EUR	100,000	151,034

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH sr.
notes 7 1/2s, 2019 (Germany)	EUR	130,000	194,197

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 5 1/8s, 2023 (Germany)	EUR	235,000	341,729

Unitymedia KabelBW GmbH company guaranty sr. notes
Ser. REGS, 9 5/8s, 2019 (Germany)	EUR	293,000	441,889

UPC Holdings BV bonds 8 3/8s, 2020 (Netherlands)	EUR	361,000	548,775

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		$349,000	349,873

Virgin Media Finance PLC company guaranty sr. unsec. bonds
8 7/8s, 2019 (United Kingdom)	GBP	50,000	89,689

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	235,000	415,326

Master Intermediate Income Trust	37

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Communication services cont.
WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		$360,000	$408,600

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 3/8s, 2018 (Luxembourg)	EUR	325,000	473,324

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		$247,000	283,433

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		109,000	117,175

Windstream Corp. company guaranty sr. unsec. unsub. notes
6 3/8s, 2023		90,000	87,750

			13,917,749
Consumer cyclicals (5.0%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019		25,000	27,250

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020		150,000	172,875

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5 7/8s, 2022		110,000	111,925

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018		255,000	293,888

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020		164,000	178,350

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016		44,000	48,840

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023		101,000	105,545

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017		185,000	185,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021		58,000	56,043

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)		210,000	223,650

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)		95,000	98,119

Building Materials Corp. of America 144A company guaranty
sr. notes 7 1/2s, 2020		100,000	107,750

Building Materials Corp. of America 144A sr. unsec. notes
6 3/4s, 2021		180,000	195,300

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec. notes 10s, 2019		140,000	156,275

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 9s, 2020		118,000	105,905

CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas
Capital Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024		104,000	106,600

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018		30,000	32,034

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021		100,000	101,250

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡		23,000	23,173

38	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		$283,000	$285,123

Ceridian Corp. 144A sr. notes 8 7/8s, 2019		39,000	44,363

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021		382,000	440,255

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		105,000	118,781

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023		25,000	24,031

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		33,000	36,589

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2021		135,000	140,906

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2019		262,000	275,100

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2020		136,000	146,880

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes 6 1/2s, 2022		335,000	358,031

CST Brands, Inc. company guaranty sr. unsec. notes 5s, 2023		122,000	119,864

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		176,000	187,440

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)		200,000	213,500

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		179,000	192,201

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R		50,000	50,625

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020		105,000	108,019

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		145,000	154,244

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 7/8s, 2020		175,000	179,594

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018		65,000	66,706

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		266,000	288,610

Great Canadian Gaming Corp. 144A company guaranty
sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	260,000	248,386

Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A
sr. unsec. notes 7s, 2020		$168,000	146,580

Grupo Televisa, S.A.B. sr. unsec. notes 6s, 2018 (Mexico)		122,000	136,816

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		75,000	76,781

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		145,000	156,781

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		105,000	106,575

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		130,000	141,213

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		356,000	382,255

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	131,440	182,437

Master Intermediate Income Trust	39

CORPORATE BONDS AND NOTES (31.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	$75,000	$78,188

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	290,000	300,875

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	115,000	125,063

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	300,000	337,500

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	85,000	89,888

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	55,000	58,300

Lamar Media Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2024	80,000	82,000

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	158,000	153,655

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	85,000	86,488

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	110,000	118,663

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	143,000	157,836

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	275,000	278,438

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	335,000	382,319

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	65,000	71,013

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	120,000	133,050

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	110,000	127,325

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	40,000	43,900

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	525,213	593,491

Navistar International Corp. sr. notes 8 1/4s, 2021	274,000	279,823

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	130,000	143,650

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8s, 2021	95,000	104,381

Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub.
notes 6 7/8s, 2020	85,000	91,375

Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	54,000	56,430

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 4 1/2s, 2020	76,000	76,570

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	290,000	318,275

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	143,000	159,803

Owens Corning company guaranty sr. unsec. notes 9s, 2019	92,000	113,972

Penn National Gaming, Inc. 144A sr. unsec. notes 5 7/8s, 2021	190,000	186,675

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	160,000	167,200

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	100,000	107,750

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	70,000	71,750

40	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Quiksilver, Inc./QS Wholesale, Inc. 144A sr. notes 7 7/8s, 2018		$20,000	$21,800

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023		168,000	169,680

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022		35,000	36,050

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019		51,000	55,845

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		240,000	253,200

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		152,000	169,290

Sabre, Inc. 144A sr. notes 8 1/2s, 2019		477,000	527,681

Schaeffler Finance BV 144A company guaranty sr. notes 8 3/4s,
2019 (Netherlands)	EUR	310,000	480,455

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021		$98,000	101,920

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021		24,000	23,820

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022		48,000	48,600

Sirius XM Holdings, Inc. 144A sr. unsec. bonds 5 7/8s, 2020		144,000	151,920

Sirius XM Holdings, Inc. 144A sr. unsec. notes 5 1/4s, 2022		20,000	20,600

Six Flags Entertainment Corp. 144A company guaranty
sr. unsec. unsub. notes 5 1/4s, 2021		296,000	298,220

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022		10,000	10,900

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		10,000	10,825

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020		110,000	119,213

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021		75,000	79,875

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		35,000	34,475

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024		70,000	69,125

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021		220,000	222,200

Thomas Cook Group PLC sr. unsec. notes Ser. EMTN, 7 3/4s,
2017 (United Kingdom)	GBP	217,000	398,220

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016		$247,000	251,940

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡		154,182	162,662

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		350,000	399,438

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021		50,000	51,250

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021		99,000	109,643

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		200,000	215,000

			16,927,951

Master Intermediate Income Trust	41

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Consumer staples (1.8%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		$302,000	$282,370

Affinion Investments, LLC 144A company guaranty sr. unsec.
sub. notes 13 1/2s, 2018		92,820	94,212

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022		255,000	277,313

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023		170,000	171,275

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021		100,000	99,000

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		184,000	200,790

CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022		85,000	87,975

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020		50,000	46,875

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		230,000	238,913

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023		50,000	48,875

Constellation Brands, Inc. company guaranty sr. unsec. notes
3 3/4s, 2021		255,000	249,263

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		111,000	125,153

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		90,000	99,450

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R		50,000	48,250

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R		123,000	121,463

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016		118,000	129,800

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		115,000	125,350

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		395,000	424,625

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	152,000	266,326

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)		$200,000	189,030

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020		345,000	339,394

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		65,000	69,225

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022		113,000	120,910

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		75,000	79,969

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		67,000	73,365

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		350,000	372,750

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		55,000	58,850

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		95,000	104,619

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		179,000	195,334

42	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Consumer staples cont.
Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		$26,000	$27,950

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021		140,000	143,500

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021		235,000	236,175

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		235,000	268,194

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		55,000	61,050

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		145,000	156,600

Smithfield Foods, Inc. 144A sr. unsec. notes 5 7/8s, 2021		40,000	41,500

Smithfield Foods, Inc. 144A sr. unsec. notes 5 1/4s, 2018		137,000	142,480

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		144,000	161,640

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023		120,000	127,200

			6,107,013
Energy (6.6%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		135,000	143,775

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		145,000	156,056

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023		277,000	278,731

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		155,000	117,025

Antero Resources Finance Corp. 144A company guaranty
sr. unsec. notes 5 3/8s, 2021		137,000	139,055

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021		207,000	220,455

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		50,000	53,750

Aurora USA Oil & Gas Inc. 144A company guaranty sr. unsec.
notes 9 7/8s, 2017		155,000	170,888

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		296,000	317,460

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		140,000	159,250

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	50,000	75,436

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		$50,000	52,938

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		225,000	245,250

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		110,000	114,400

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		88,000	91,740

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	225,000	161,805

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		$46,000	36,800

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		125,000	135,781

Master Intermediate Income Trust	43

CORPORATE BONDS AND NOTES (31.1%)* cont.	Principal amount	Value

Energy cont.
CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	$483,000	$504,131

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	73,000	79,570

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	31,000	33,170

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	130,000	130,650

Exterran Partners LP/EXLP Finance Corp. 144A company
guaranty sr. unsec. notes 6s, 2022	130,000	127,882

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9 1/4s, 2019 (Russia)	2,055,000	2,425,988

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)	176,000	198,211

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	195,000	201,825

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020	310,000	337,125

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	170,000	183,175

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	433,000	449,238

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	75,000	81,563

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	150,000	163,125

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	121,000	127,201

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	55,000	60,981

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	212,000	217,035

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	317,000	317,000

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7 1/4s, 2019	265,000	276,263

Lone Pine Resources Canada, Ltd. escrow company guaranty
sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) F	80,000	4

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	242,000	254,705

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	108,000	111,780

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	225,000	175,500

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)	275,000	259,875

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	110,000	119,350

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	115,000	124,488

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	200,000	213,056

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	150,000	152,625

44	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Energy cont.
Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016		$234,000	$262,080

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s,
2022 (Indonesia)		925,000	889,156

Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)		390,000	444,534

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)		625,000	632,076

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)		1,300,000	982,956

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)		1,370,000	1,309,774

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s,
2015 (Venezuela)		1,120,000	964,443

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)		2,170,000	1,817,374

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 12 3/4s, 2022 (Venezuela)		80,000	72,600

Petroleos Mexicanos company guaranty unsec. unsub. notes 8s,
2019 (Mexico)		1,535,000	1,872,700

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 6 5/8s, 2021		140,000	153,300

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020		150,000	162,000

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022		75,000	76,500

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018		124,000	130,355

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021		110,000	112,475

Sabine Pass Liquefaction, LLC 144A sr. notes 6 1/4s, 2022		100,000	103,500

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020		75,000	78,750

Samson Investment Co. 144A sr. unsec. notes 10 3/4s, 2020		415,000	452,350

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021		124,000	132,370

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)		155,000	169,775

Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018		165,000	178,613

SM Energy Co. sr. unsec. notes 6 5/8s, 2019		85,000	90,950

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		105,000	112,219

Tervita Corp. 144A company guaranty sr. notes 9s,
2018 (Canada)	CAD	55,000	50,622

Tervita Corp. 144A sr. notes 8s, 2018 (Canada)		$55,000	55,550

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		45,000	45,409

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		170,000	180,200

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021		315,000	338,231

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017		480,000	513,600

			22,380,573

Master Intermediate Income Trust	45

CORPORATE BONDS AND NOTES (31.1%)* cont.	Principal amount	Value

Financials (3.8%)
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	$140,000	$156,275

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	565,000	671,643

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2023 (Brazil)	150,000	151,688

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)	790,000	808,118

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	56,000	59,780

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	82,000	82,103

CIT Group, Inc. sr. unsec. notes 5s, 2023	110,000	112,475

CIT Group, Inc. sr. unsec. notes 5s, 2022	130,000	134,875

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	135,000	144,788

CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	65,000	65,711

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	205,000	229,344

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	165,000	177,788

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	131,000	110,695

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021	80,000	83,200

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	304,000	330,600

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021	205,000	218,838

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6s, 2020	348,000	368,880

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2022	190,000	192,850

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	15,000	15,863

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	115,000	129,805

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	75,000	80,625

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	215,000	230,050

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	140,000	140,700

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020	80,000	80,800

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2018	115,000	115,575

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	213,000	200,753

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	330,000	351,450

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	190,000	200,925

Onex USI Acquisition Corp. 144A sr. unsec. notes 7 3/4s, 2021	264,000	274,560

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	230,000	254,725

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	50,000	51,375

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	201,000	200,246

Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023
(United Kingdom)	100,000	102,395

46	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Financials cont.
Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
sr. unsec. notes 7 3/4s, 2018 (Russia)		$2,750,000	$2,942,472

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)		325,000	337,547

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)		500,000	515,500

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		229,000	269,648

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		590,000	600,325

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		155,000	160,191

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds
8 3/8s, 2015 (United Kingdom)		200,000	175,806

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		979,000	1,040,187

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 1/4s, 2035 (Russia)		113,000	116,108

Walter Investment Management Corp. 144A company guaranty
sr. unsec. notes 7 7/8s, 2021		135,000	134,663

			12,821,945
Health care (2.4%)
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		195,000	203,531

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		134,000	139,360

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
company guaranty sr. unsec. notes 7 3/4s, 2019		139,000	150,120

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		220,000	236,940

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	220,000	332,727

Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		$50,000	51,500

Catamaran Corp. company guaranty sr. unsec. bonds
4 3/4s, 2021		90,000	91,238

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		62,000	65,333

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		80,000	87,900

CHS/Community Health Systems, Inc. 144A company guaranty
sr. notes 5 1/8s, 2021		30,000	30,750

CHS/Community Health Systems, Inc. 144A company guaranty
sr. unsec. notes 6 7/8s, 2022		35,000	36,575

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg) ‡‡		200,000	206,000

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	100,000	145,715

Crown Newco 3 PLC 144A company guaranty sr. notes 7s, 2018
(United Kingdom)	GBP	341,000	598,953

Endo Finance LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022		$75,000	76,969

Master Intermediate Income Trust	47

CORPORATE BONDS AND NOTES (31.1%)* cont.	Principal amount	Value

Health care cont.
Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019	$78,000	$83,363

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	165,000	177,788

HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	93,000	93,349

HCA, Inc. sr. notes 6 1/2s, 2020	825,000	924,000

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	55,000	62,838

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	325,000	353,438

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡	85,000	86,700

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019	166,000	177,205

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020	88,000	92,620

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	180,000	189,225

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019	145,000	161,313

JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)	239,000	246,170

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	393,000	451,950

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty
sr. unsec. notes 12 1/2s, 2019	128,000	148,800

MPH Acquisition Holdings, LLC 144A sr. unsec. notes
6 5/8s, 2022	20,000	20,500

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	116,000	125,860

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	85,000	92,650

Omega Healthcare Investors, Inc. 144A sr. unsec. notes
4.95s, 2024 R	130,000	127,241

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020	235,000	254,388

Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2021	60,000	64,050

Service Corp. International/US sr. notes 7s, 2019	80,000	84,700

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022	130,000	131,625

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	125,000	131,375

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	160,000	170,600

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	50,000	48,875

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	155,000	149,575

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	355,000	391,831

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	166,000	177,620

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	30,000	32,475

48	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018		$75,000	$79,688

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020		30,000	32,475

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017		30,000	31,725

Valeant Pharmaceuticals International 144A sr. unsec. notes
6 3/4s, 2018		220,000	242,000

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020		135,000	141,750

			8,233,373
Technology (1.3%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020		80,000	84,300

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021		107,000	99,243

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		466,000	462,505

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019		45,000	49,219

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021		412,000	490,280

First Data Corp. company guaranty sr. unsec. notes
11 1/4s, 2021		135,000	154,069

First Data Corp. company guaranty sr. unsec. sub. notes
11 3/4s, 2021		260,000	273,000

First Data Corp. 144A company guaranty notes 8 1/4s, 2021		560,000	607,600

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019		96,000	103,200

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020		201,000	233,160

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022		110,000	116,050

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019		55,000	61,944

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023		185,000	196,563

Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022		170,000	178,075

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)		200,000	199,000

SunGard Data Systems, Inc. company guaranty sr. unsec. sub.
notes 6 5/8s, 2019		115,000	121,613

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		149,000	163,341

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019		188,000	204,450

Techem Energy Metering Service GmbH 144A sr. sub. bonds
7 7/8s, 2020 (Germany)	EUR	200,000	310,616

Trionista TopCo. GmbH 144A sr. unsec. sub. notes 6 7/8s,
2021 (Germany)	EUR	265,000	396,616

			4,504,844
Transportation (0.5%)
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s,
2018 (Luxembourg)	CHF	528,000	631,886

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018		$158,000	170,640

Master Intermediate Income Trust	49

CORPORATE BONDS AND NOTES (31.1%)* cont.	Principal amount	Value

Transportation cont.
CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	$270,000	$293,288

Swift Services Holdings, Inc. company guaranty
sr. notes 10s, 2018	343,000	376,871

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	145,000	147,175

		1,619,860
Utilities and power (1.8%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	475,000	562,281

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	135,000	153,900

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	70,000	67,113

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	452,000	493,810

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	45,000	47,250

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	35,000	35,350

Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 6 7/8s, 2019 (Brazil)	350,000	378,000

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	401,000	501

El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022	247,000	319,770

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	381,000	401,003

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10 1/4s, 2020	595,000	626,981

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	150,000	171,563

EP Energy, LLC/EP Energy Finance, Inc. sr. unsec. notes
9 3/8s, 2020	279,000	322,245

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	92,000	99,360

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022	50,000	56,125

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	65,000	63,046

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	190,000	193,800

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	45,000	46,013

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	186,000	186,000

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)	785,000	907,005

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	595,000	654,500

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	170,000	176,375

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	120,000	120,900

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	100,000	93,000

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	90,000	69,075

		6,244,966

Total corporate bonds and notes (cost $101,722,113)		$106,023,759

50	Master Intermediate Income Trust

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (28.0%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.2%)
Government National Mortgage Association Pass-Through Certificates
6 1/2s, November 20, 2038		$421,572	$476,665

			476,665
U.S. Government Agency Mortgage Obligations (27.8%)
Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, April 1, 2044		3,000,000	3,311,250
4 1/2s, January 1, 2044 ##		992,805	1,061,487
4 1/2s, TBA, May 1, 2044		20,000,000	21,269,532
4 1/2s, TBA, April 1, 2044		21,000,000	22,404,375
4s, TBA, May 1, 2044		15,000,000	15,537,891
4s, TBA, April 1, 2044		20,000,000	20,789,062
3s, February 1, 2043		979,582	937,911
3s, TBA, May 1, 2044		5,000,000	4,812,696
3s, TBA, April 1, 2044		5,000,000	4,826,953

			94,951,157

Total U.S. government and agency mortgage obligations (cost $95,534,444)			$95,427,822

U.S. TREASURY OBLIGATIONS (0.0%)*		Principal amount	Value

U.S. Treasury Notes 2s, November 15, 2021 [i]		$157,000	$153,584

Total U.S. treasury obligations (cost $153,584)			$153,584

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (11.3%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		$1,520,000	$1,406,000

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		5,276,000	5,138,824

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		420,000	446,754

Brazil (Federal Republic of) unsec. notes 10s, 2017 (Brazil)	BRL	1,500	642,573

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
11 3/4s, 2015 (Argentina)		$797,000	779,068

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		125,000	109,750

Chile (Republic of) notes 5 1/2s, 2020 (Chile)	CLP	170,000,000	311,008

Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		$200,000	208,750

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		225,000	241,875

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)		265,000	285,538

Financing of Infrastructural Projects State Enterprise 144A govt.
guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		175,000	152,250

Gabon (Republic of) 144A unsec. bonds 6 3/8s, 2024 (Gabon)		400,000	424,000

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		203,000	206,721

Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		729,694	667,670

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2024 (Greece) ††	EUR	7,350,000	7,717,017

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2023 (Greece) ††	EUR	3,725,000	4,009,535

Master Intermediate Income Trust	51

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (11.3%)* cont.		Principal amount	Value

Hungary (Government of) sr. unsec. unsub. notes 4 1/8s,
2018 (Hungary)		$390,000	$396,681

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		760,000	681,112

International Bank for Reconstruction & Development sr. disc.
unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014 (Supra-Nation)	RUB	9,750,000	273,231

Ireland (Republic of) unsec. bonds 5 1/2s, 2017 (Ireland)	EUR	1,523,000	2,419,577

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		$365,000	398,306

Portugal (Republic of) sr. unsec. unsub. bonds 4.35s,
2017 (Portugal)	EUR	443,000	651,677

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)		$200,000	199,250

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		1,671,400	1,903,725

Russia (Federation of) 144A unsec. notes 3 1/4s, 2017 (Russia)		2,600,000	2,633,098

Serbia (Republic of) 144A sr. unsec. bonds 4 7/8s, 2020 (Serbia)		100,000	100,015

Serbia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s,
2024 (Serbia)		71,748	71,834

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017 (Spain)	EUR	443,000	692,884

Sri Lanka (Republic of) 144A notes 7.4s, 2015 (Sri Lanka)		$200,000	207,382

Turkey (Republic of) sr. unsec. bonds 5 3/4s, 2024 (Turkey)		500,000	511,250

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017 (Turkey)		1,205,000	1,397,354

Ukraine (Government of) 144A sr. unsec. bonds 7.95s,
2014 (Ukraine)		300,000	294,060

Ukraine (Government of) 144A sr. unsec. notes 9 1/4s,
2017 (Ukraine)		1,725,000	1,688,775

Venezuela (Bolivarian Republic of) 144A sr. unsec. unsub. bonds
13 5/8s, 2018 (Venezuela)		1,285,000	1,288,264

Total foreign government and agency bonds and notes (cost $35,566,851)			$38,555,808

SENIOR LOANS (1.8%)* [c]		Principal amount	Value

Air Medical Group Holdings, Inc. bank term loan FRN
8 3/8s, 2018 ‡‡		$205,000	$202,438

Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018		138,250	138,250

Asurion, LLC bank term loan FRN Ser. B1, 4 1/2s, 2019		146,373	146,596

Atkore International, Inc. bank term loan FRN 4 1/2s, 2021		105,000	104,803

Avaya, Inc. bank term loan FRN Ser. B6, 8s, 2018		209,387	209,573

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017		23,079	23,158

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018		900,450	849,097

CEC Entertainment, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021		149,000	147,883

Chesapeake Energy Corp. bank term loan FRN Ser. B,
5 3/4s, 2017		230,000	234,995

CHS/Community Health Systems, Inc. bank term loan FRN
Ser. D, 4 1/4s, 2021		139,650	140,740

Clear Channel Communications, Inc. bank term loan FRN Ser. ∆,
6.918s, 2019		423,000	413,694

Dell, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020		65,000	64,488

52	Master Intermediate Income Trust

SENIOR LOANS (1.8%)* [c] cont.		Principal amount		Value

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018			$147,937	$147,937

FTS International, Inc. bank term loan FRN Ser. B, 8 1/2s, 2016			189,521	192,193

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B5, 5s, 2021			293,525	296,164

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019			209,095	200,274

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.236s, 2021			140,000	139,825

H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020			148,875	149,638

Hilton Worldwide Finance, LLC bank term loan FRN
Ser. B, 4s, 2020			228,947	229,234

iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017 R			95,241	95,509

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017			209,204	209,727

Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017			51,606	52,251

Neiman Marcus Group, Ltd., Inc. bank term loan FRN 5s, 2020			254,363	256,361

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020			65,000	65,213

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017			87,300	87,300

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021 (Canada)			120,000	119,275

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2019			129,675	129,837

ROC Finance, LLC bank term loan FRN 5s, 2019			129,674	126,594

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.73s, 2017			640,516	461,172

Travelport, LLC bank term loan FRN 9 1/2s, 2016			264,360	273,199

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡			51,544	52,725

Tronox, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2020			66,158	66,498

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 4 1/2s, 2020			124,142	124,620

WR Grace & Co. bank term loan FRN 3s, 2021			106,842	106,597

WR Grace & Co. bank term loan FRN Ser. DD, 3s, 2021U			38,158	38,070

Total senior loans (cost $6,392,318)				$6,295,928

PREFERRED STOCKS (0.1%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			353	$348,654

M/I Homes, Inc. $2.438 pfd.			4,100	102,705

Total preferred stocks (cost $302,913)				$451,359

PURCHASED SWAP OPTIONS OUTSTANDING (—%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Barclays Bank PLC
1.80/6 month EUR-EURIBOR_Reuters/Jun-24	Jun-14/1.80	EUR	11,080,000	$104,561

Goldman Sachs International
1.80/6 month EUR-EURIBOR_Reuters/Jun-24	Jun-14/1.80	EUR	11,080,000	104,561

Total purchased swap options outstanding (cost $186,147)				$209,122

Master Intermediate Income Trust	53

PURCHASED OPTIONS	Expiration date/		Contract
OUTSTANDING (0.3%)*	strike price		amount	Value

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Call)	Jun-14/$99.56		$13,000,000	$145,834

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Call)	Jun-14/99.75		13,000,000	123,175

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jun-14/100.59		13,000,000	158,132

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jun-14/100.34		13,000,000	140,231

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	May-14/100.41		13,000,000	93,054

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	May-14/100.20		13,000,000	80,561

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	May-14/100.00		13,000,000	69,368

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Apr-14/101.03		13,000,000	58,487

Total purchased options outstanding (cost $965,861)				$868,842

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount		Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R			$100,000	$140,875

Total convertible bonds and notes (cost $107,502)				$140,875

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

United Technologies Corp. $3.75 cv. pfd.			2,100	$139,797

Total convertible preferred stocks (cost $105,000)				$139,797

COMMON STOCKS (—%)*			Shares	Value

Lone Pine Resources Canada, Ltd. (Canada) † F			9,978	$998

Lone Pine Resources, Inc. Class A (Canada) † F			9,978	998

Tribune Co. Class 1C F			40,066	10,017

Total common stocks (cost $65,186)				$12,013

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	20	$1,555

Total warrants (cost $60)				$1,555

SHORT-TERM INVESTMENTS (6.9%)*		Principal amount/shares		Value

Putnam Short Term Investment Fund 0.07% L		11,307,791		$11,307,791

U.S. Treasury Bills with an effective yield of 0.11%,
August 21, 2014 #∆§		$1,777,000		1,776,597

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.11%, July 24, 2014 #∆§			4,362,000	4,361,411

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.10%, May 29, 2014 ∆§			5,992,000	5,991,078

Total short-term investments (cost $23,435,592)				$23,436,877

TOTAL INVESTMENTS

Total investments (cost $415,865,289)				$436,424,518

54	Master Intermediate Income Trust

Key to holding’s currency abbreviations
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
MYR	Malaysian Ringgit
PLN	Polish Zloty

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
JSC	Joint Stock Company
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through March 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $341,416,467.

† Non-income-producing security.

†† The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

Master Intermediate Income Trust	55

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents an unfunded loan commitment (Note 7).

At the close of the reporting period, the fund maintained liquid assets totaling $116,631,464 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	82.0%	Canada	0.8%

Russia	2.8	Indonesia	0.6

Greece	2.7	Ireland	0.6

Argentina	1.7	Ukraine	0.5

Venezuela	1.5	Mexico	0.5

United Kingdom	1.1	Germany	0.5

Brazil	0.9	Other	2.9

Luxembourg	0.9	Total	100.0%

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $120,265,504) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	4/16/14	$37,987	$5,035	$32,952

	Canadian Dollar	Sell	4/16/14	831,008	828,292	(2,716)

	Chilean Peso	Sell	4/16/14	421,976	428,115	6,139

	Colombian Peso	Buy	4/16/14	875,107	863,055	12,052

	Singapore Dollar	Sell	5/21/14	286,676	282,773	(3,903)

	Swiss Franc	Sell	6/18/14	937,971	933,841	(4,130)

Barclays Bank PLC
	Australian Dollar	Buy	4/16/14	129,618	141,360	(11,742)

	Brazilian Real	Buy	4/2/14	867,827	809,560	58,267

	Brazilian Real	Sell	4/2/14	867,827	811,164	(56,663)

	British Pound	Sell	6/18/14	973,720	969,592	(4,128)

	Canadian Dollar	Sell	4/16/14	1,659,667	1,753,832	94,165

	Euro	Sell	6/18/14	1,492,923	1,500,894	7,971

	Japanese Yen	Sell	5/21/14	1,358,469	1,384,488	26,019

	Mexican Peso	Buy	4/16/14	19,511	19,308	203

	Mexican Peso	Buy	7/17/14	516,645	515,397	1,248

	New Zealand Dollar	Buy	4/16/14	1,718,010	1,700,628	17,382

	Norwegian Krone	Sell	6/18/14	841,841	862,293	20,452

	Singapore Dollar	Sell	5/21/14	276,102	272,352	(3,750)

56	Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $120,265,504) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.
	South African Rand	Sell	4/16/14	$516,367	$498,787	$(17,580)

	Swedish Krona	Buy	6/18/14	1,689,640	1,710,070	(20,430)

	Swedish Krona	Sell	6/18/14	1,693,930	1,697,627	3,697

	Swiss Franc	Sell	6/18/14	564,685	560,821	(3,864)

Citibank, N.A.
	Australian Dollar	Buy	4/16/14	877,125	842,611	34,514

	Australian Dollar	Sell	4/16/14	867,767	853,758	(14,009)

	Brazilian Real	Buy	4/2/14	1,197,365	1,145,253	52,112

	Brazilian Real	Sell	4/2/14	1,820,272	1,729,875	(90,397)

	Canadian Dollar	Buy	4/16/14	864,466	854,962	9,504

	Canadian Dollar	Sell	4/16/14	864,466	860,759	(3,707)

	Chilean Peso	Sell	4/16/14	511,363	496,948	(14,415)

	Euro	Sell	6/18/14	787,373	788,015	642

	Japanese Yen	Sell	5/21/14	855,804	855,662	(142)

	New Zealand Dollar	Buy	4/16/14	1,722,864	1,708,455	14,409

	Norwegian Krone	Sell	6/18/14	846,654	849,301	2,647

	Swiss Franc	Sell	6/18/14	1,718,274	1,710,979	(7,295)

Credit Suisse International
	Australian Dollar	Buy	4/16/14	904,642	872,319	32,323

	Australian Dollar	Sell	4/16/14	904,642	852,104	(52,538)

	British Pound	Sell	6/18/14	992,048	992,931	883

	Canadian Dollar	Sell	4/16/14	1,047,396	1,046,583	(813)

	Euro	Sell	6/18/14	2,188,280	2,186,660	(1,620)

	Indian Rupee	Buy	5/21/14	529,922	486,189	43,733

	Mexican Peso	Buy	4/16/14	641,197	643,154	(1,957)

	New Zealand Dollar	Buy	4/16/14	873,438	850,696	22,742

	Norwegian Krone	Buy	6/18/14	857,310	854,605	2,705

	Norwegian Krone	Sell	6/18/14	857,310	848,228	(9,082)

	Singapore Dollar	Sell	5/21/14	439,394	433,437	(5,957)

	South African Rand	Buy	4/16/14	543,256	522,791	20,465

	South African Rand	Sell	4/16/14	543,256	503,302	(39,954)

	South Korean Won	Buy	5/21/14	5,757	4,838	919

	Swedish Krona	Buy	6/18/14	907,435	934,679	(27,244)

	Swiss Franc	Sell	6/18/14	978,378	974,082	(4,296)

Deutsche Bank AG
	Australian Dollar	Buy	4/16/14	869,898	859,558	10,340

	British Pound	Sell	6/18/14	825,263	831,447	6,184

	Canadian Dollar	Sell	4/16/14	818,168	853,214	35,046

	Euro	Sell	6/18/14	766,022	757,874	(8,148)

	Japanese Yen	Sell	5/21/14	1,244,012	1,261,356	17,344

	New Zealand Dollar	Buy	4/16/14	863,469	849,554	13,915

	Norwegian Krone	Sell	6/18/14	854,014	852,676	(1,338)

Master Intermediate Income Trust	57

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $120,265,504) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.
	Swedish Krona	Buy	6/18/14	$847,883	$856,323	$(8,440)

	Swiss Franc	Sell	6/18/14	1,672,660	1,664,131	(8,529)

Goldman Sachs International
	Australian Dollar	Buy	4/16/14	1,757,122	1,692,212	64,910

	Australian Dollar	Sell	4/16/14	1,745,356	1,696,166	(49,190)

	British Pound	Sell	6/18/14	1,573,215	1,572,462	(753)

	Canadian Dollar	Sell	4/16/14	782,089	810,822	28,733

	Chilean Peso	Buy	4/16/14	71,912	71,971	(59)

	Chilean Peso	Sell	4/16/14	71,912	73,361	1,449

	Euro	Sell	6/18/14	704,861	700,257	(4,604)

	Japanese Yen	Sell	5/21/14	839,560	844,092	4,532

HSBC Bank USA, National Association
	Australian Dollar	Buy	4/16/14	532,649	513,616	19,033

	Australian Dollar	Sell	4/16/14	532,649	511,172	(21,477)

	British Pound	Sell	6/18/14	856,587	853,545	(3,042)

	Canadian Dollar	Sell	4/16/14	416,499	435,203	18,704

	Euro	Sell	6/18/14	1,216,185	1,213,836	(2,349)

	Japanese Yen	Sell	5/21/14	878,528	890,611	12,083

	Swedish Krona	Buy	6/18/14	825,368	828,138	(2,770)

JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	4/16/14	853,129	817,396	(35,733)

	British Pound	Sell	6/18/14	696,133	697,129	996

	Canadian Dollar	Sell	4/16/14	877,759	883,586	5,827

	Euro	Sell	6/18/14	996,338	982,075	(14,263)

	Hungarian Forint	Sell	6/18/14	518,086	510,792	(7,294)

	Indian Rupee	Buy	5/21/14	520,989	499,043	21,946

	Mexican Peso	Buy	4/16/14	447,182	442,407	4,775

	New Taiwan Dollar	Sell	5/21/14	506,214	507,661	1,447

	New Zealand Dollar	Buy	4/16/14	877,079	845,418	31,661

	Norwegian Krone	Sell	6/18/14	846,720	847,148	428

	Russian Ruble	Sell	6/18/14	283,923	274,776	(9,147)

	Swedish Krona	Buy	6/18/14	857,482	863,161	(5,679)

	Swedish Krona	Sell	6/18/14	857,482	856,020	(1,462)

	Swiss Franc	Sell	6/18/14	894,395	890,497	(3,898)

	Thai Baht	Sell	5/21/14	847,881	846,074	(1,807)

Royal Bank of Scotland PLC (The)
	Canadian Dollar	Buy	4/16/14	3,013,243	3,003,963	9,280

	Canadian Dollar	Sell	4/16/14	3,013,243	3,052,126	38,883

	Euro	Sell	6/18/14	1,871,181	1,870,145	(1,036)

	Japanese Yen	Sell	5/21/14	1,262,751	1,283,723	20,972

	Mexican Peso	Buy	4/16/14	520,321	515,318	5,003

	Mexican Peso	Sell	4/16/14	520,321	518,968	(1,353)

58	Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/14 (aggregate face value $120,265,504) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.
	Australian Dollar	Buy	4/16/14	$1,749,525	$1,689,967	$59,558

	Australian Dollar	Sell	4/16/14	1,749,525	1,688,487	(61,038)

	Brazilian Real	Buy	4/2/14	549,052	507,248	41,804

	Brazilian Real	Sell	4/2/14	549,052	513,782	(35,270)

	British Pound	Buy	6/18/14	859,253	850,879	8,374

	British Pound	Sell	6/18/14	859,253	863,447	4,194

	Canadian Dollar	Sell	4/16/14	1,699,363	1,718,813	19,450

	Euro	Sell	6/18/14	1,248,005	1,246,980	(1,025)

	Japanese Yen	Sell	5/21/14	1,380,703	1,397,280	16,577

	Mexican Peso	Buy	4/16/14	654,434	647,504	6,930

	New Taiwan Dollar	Sell	5/21/14	506,217	507,447	1,230

	New Zealand Dollar	Buy	4/16/14	1,741,588	1,711,250	30,338

	Norwegian Krone	Buy	6/18/14	1,717,168	1,704,168	13,000

	Norwegian Krone	Sell	6/18/14	1,717,168	1,706,699	(10,469)

	Singapore Dollar	Sell	5/21/14	635,281	626,755	(8,526)

	Swedish Krona	Buy	6/18/14	858,222	866,781	(8,559)

	Swedish Krona	Sell	6/18/14	858,222	855,998	(2,224)

	Swiss Franc	Sell	6/18/14	258,630	257,514	(1,116)

UBS AG
	Australian Dollar	Buy	4/16/14	900,936	874,703	26,233

	Australian Dollar	Sell	4/16/14	900,936	847,603	(53,333)

	British Pound	Sell	6/18/14	261,092	267,960	6,868

	Canadian Dollar	Sell	4/16/14	843,125	867,498	24,373

	Euro	Sell	6/18/14	1,609,458	1,608,208	(1,250)

	Japanese Yen	Sell	5/21/14	828,324	837,585	9,261

	Mexican Peso	Buy	4/16/14	186,517	192,918	(6,401)

	Norwegian Krone	Sell	6/18/14	831,119	829,784	(1,335)

	Singapore Dollar	Sell	5/21/14	130,459	128,706	(1,753)

	South African Rand	Buy	4/16/14	543,256	522,769	20,487

	South African Rand	Sell	4/16/14	543,256	506,540	(36,716)

	Swedish Krona	Buy	6/18/14	839,936	842,747	(2,811)

	Swiss Franc	Sell	6/18/14	2,116,236	2,106,377	(9,859)

WestPac Banking Corp.
	Australian Dollar	Buy	4/16/14	882,869	843,044	39,825

	British Pound	Sell	6/18/14	1,692,679	1,690,456	(2,223)

	Canadian Dollar	Sell	4/16/14	823,775	853,020	29,245

	Euro	Sell	6/18/14	338,036	331,104	(6,932)

Total						$403,840

Master Intermediate Income Trust	59

FUTURES CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	3	$321,478	Jun-14	$2,571

Euro-Bobl 5 yr (Short)	10	1,727,159	Jun-14	(169)

Euro-Bund 10 yr (Short)	5	987,637	Jun-14	(2,289)

Euro-Buxl 30 yr (Short)	10	1,776,892	Jun-14	(2,786)

Euro-Dollar 90 day (Short)	378	93,663,675	Sep-15	127,555

Japanese Government Bond
10 yr (Short)	10	14,011,529	Jun-14	14,489

Japanese Government Bond
10 yr Mini (Long)	4	560,500	Jun-14	(403)

U.S. Treasury Bond 30 yr (Long)	14	1,865,063	Jun-14	26,223

U.S. Treasury Note 5 yr (Short)	67	7,969,859	Jun-14	38,427

U.S. Treasury Note 10 yr (Short)	267	32,974,500	Jun-14	68,743

Total				$272,361

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/14 (premiums $1,608,738) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Bank of America N.A.
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60		$25,732,400	$153,108

Barclays Bank PLC
2.10/6 month EUR-EURIBOR_Reuters/Jun-24	Jun-14/2.10	EUR	11,080,000	31,902

Goldman Sachs International
2.40/3 month USD-LIBOR-BBA/Jun-19	Jun-14/2.40		$32,072,399	25,337

2.10/6 month EUR-EURIBOR_Reuters/Jun-24	Jun-14/2.10	EUR	11,080,000	31,903

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.0		$6,568,000	1,128,533

(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60		12,866,200	77,969

Total				$1,448,752

WRITTEN OPTIONS OUTSTANDING at 3/31/14 (premiums $859,219) (Unaudited)

	Expiration date/	Contract
	strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Jun-14/$100.16	$13,000,000	$94,419

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Jun-14/100.34	13,000,000	82,355

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Jun-14/100.75	13,000,000	50,843

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Call)	Jun-14/100.94	13,000,000	42,016

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/99.59	13,000,000	89,596

60	Master Intermediate Income Trust

WRITTEN OPTIONS OUTSTANDING at 3/31/14 (premiums $859,219) (Unaudited) cont.

	Expiration date/	Contract
	strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/$99.34	$13,000,000	$79,612

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/98.59	13,000,000	45,877

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/98.34	13,000,000	38,688

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/99.41	13,000,000	39,494

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/99.20	13,000,000	34,775

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/99.00	13,000,000	28,925

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/98.41	13,000,000	13,728

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/98.20	13,000,000	10,855

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/98.00	13,000,000	8,463

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Apr-14/100.03	13,000,000	6,656

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Apr-14/99.03	13,000,000	143

Total			$666,445

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

Counterparty				Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration		Contract	appreciation/
Floating rate index/Maturity date	date/strike		amount	(depreciation)

Goldman Sachs International
(1.56)/3 month USD-LIBOR-BBA/
Oct-17 (Purchased)	Oct-14/1.56		$82,515,000	$(825)

1.03/6 month EUR-EURIBOR_Reuters/
Oct-17 (Written)	Oct-14/1.03	EUR	66,012,000	126,409

1.575/3 month USD-LIBOR-BBA/
Jun-19 (Purchased)	Jun-14/1.575		$32,072,399	(42,336)

JPMorgan Chase Bank N.A.
(1.115)/3 month USD-LIBOR-BBA/
Oct-16 (Purchased)	Oct-14/1.115		$33,006,000	(1,980)

0.862/6 month EUR-EURIBOR_Reuters/
Oct-16 (Written)	Oct-14/0.862	EUR	24,754,000	29,328

Total				$110,596

TBA SALE COMMITMENTS OUTSTANDING at 3/31/14 (proceeds receivable $48,073,652) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s,
April 1, 2044	$21,000,000	4/10/14	$22,404,375

Federal National Mortgage Association, 4s, April 1, 2044	20,000,000	4/10/14	20,789,062

Federal National Mortgage Association, 3s, April 1, 2044	5,000,000	4/10/14	4,826,953

Total			$48,020,390

Master Intermediate Income Trust	61

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
MYR	9,720,000	$—	3/19/19	4.0275%	3 month MYR-	$12,139
					KLIBOR-BNM

Deutsche Bank AG
MYR	9,720,000	—	3/19/19	4.035%	3 month MYR-	11,127
					KLIBOR-BNM

PLN	9,968,000	—	3/17/24	4.1072%	6 month PLN-	(28,289)
					WIBOR-WIBO

PLN	4,970,000	—	3/18/24	4.12875%	6 month PLN-	(16,957)
					WIBOR-WIBO

PLN	4,165,000	—	3/27/24	4.045%	6 month PLN-	(4,099)
					WIBOR-WIBO

Goldman Sachs International
CAD	2,722,000	—	5/30/23	2.534%	3 month CAD-	31,433
					BA-CDOR

EUR	43,654,000	—	8/30/14	1 year EUR-EONIA-	0.11%	(21,215)
				OIS-COMPOUND

EUR	43,654,000	—	8/30/14	0.309%	3 month EUR-	(97,893)
					EURIBOR-
					REUTERS

EUR	43,654,000	—	8/31/14	1 year EUR-EONIA-	0.11%	(21,069)
				OIS-COMPOUND

EUR	43,654,000	—	8/31/14	0.314%	3 month EUR-	(101,463)
					EURIBOR-
					REUTERS

EUR	43,654,000	—	9/3/14	1 year EUR-EONIA-	0.086%	(36,222)
				OIS-COMPOUND

EUR	43,654,000	—	9/3/14	0.283%	3 month EUR-	(82,420)
					EURIBOR-
					REUTERS

JPMorgan Chase Bank N.A.
CAD	2,353,000	—	2/6/24	3 month CAD-BA-	2.855%	10,525
				CDOR

HUF	150,000,000	—	2/4/19	4.79%	6 month	(23,522)
					HUF-BUBOR-
					REUTERS

HUF	300,000,000	—	2/5/19	4.7275%	6 month	(43,105)
					HUF-BUBOR-
					REUTERS

HUF	416,000,000	—	2/11/19	4.41%	6 month	(31,990)
					HUF-BUBOR-
					REUTERS

JPY	2,402,400,000	—	2/19/15	6 month JPY-	0.705%	120,509
				LIBOR-BBA

JPY	511,900,000	—	2/19/20	6 month JPY-	1.3975%	293,617
				LIBOR-BBA

PLN	2,010,000	—	2/4/19	6 month PLN-	4.04%	14,952
				WIBOR-WIBO

62	Master Intermediate Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A. cont.
PLN	4,020,000	$—	2/5/19	6 month PLN-	3.9775%	$26,070
				WIBOR-WIBO

PLN	5,510,000	—	2/11/19	6 month PLN-	3.805%	20,873
				WIBOR-WIBO

Total		$—				$33,001

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	43,000,000 E	$(132)	12/4/16	6 month EUR-	0.926%	$89,793
				EURIBOR-REUTERS

EUR	43,000,000 E	(217)	11/25/16	6 month EUR-	0.915%	88,227
				EURIBOR-REUTERS

EUR	43,000,000 E	(217)	11/25/16	6 month EUR-	0.925%	94,091
				EURIBOR-REUTERS

EUR	43,000,000 E	(190)	12/5/16	6 month EUR-	0.918%	83,219
				EURIBOR-REUTERS

EUR	43,000,000 E	(218)	11/27/16	6 month EUR-	0.942%	103,036
				EURIBOR-REUTERS

	$5,626,300 E	(6,154)	6/18/16	3 month USD-	0.75%	1,430
				LIBOR-BBA

	151,070,000 E	789,236	6/18/19	3 month USD-	2.00%	465,341
				LIBOR-BBA

	11,702,400 E	102,095	6/18/24	3 month USD-	3.00%	35,861
				LIBOR-BBA

	12,124,600 E	(280,907)	6/18/44	3 month USD-	3.75%	124,855
				LIBOR-BBA

	5,585,100 E	(53)	5/23/19	3 month USD-	1.875%	9,196
				LIBOR-BBA

	8,150,000 E	51,901	6/18/17	3 month USD-	1.505%	(1,156)
				LIBOR-BBA

	11,856,000 E	782	6/15/17	3 month USD-	1.84%	37,690
				LIBOR-BBA

	50,277,000 E	(39,871)	6/18/16	3 month USD-	0.65%	(72,501)
				LIBOR-BBA

	56,810,500 E	253,695	6/18/19	3 month USD-	1.90%	407,084
				LIBOR-BBA

	13,996,000 E	53,899	6/18/24	3 month USD-	2.90%	7,237
				LIBOR-BBA

	12,377,400	(163)	3/27/24	3 month USD-	2.87%	(26,878)
				LIBOR-BBA

	9,773,900 E	(138)	5/23/24	3 month USD-	2.845%	(56,133)
				LIBOR-BBA

	4,914,900 E	(46)	5/27/19	3 month USD-	1.885%	7,734
				LIBOR-BBA

Master Intermediate Income Trust	63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$7,539,800 E	$(106)	5/27/24	3 month USD-	2.86%	$(36,441)
				LIBOR-BBA

	115,480,000 E	(640)	6/17/17	3 month USD-	1.617%	(37,017)
				LIBOR-BBA

EUR	4,438,000 E	28,162	6/18/16	6 month EUR-	0.75%	208
				EURIBOR-REUTERS

EUR	52,554,000 E	(2,586,789)	6/18/19	6 month EUR-	1.75%	(27,412)
				EURIBOR-REUTERS

EUR	22,240,000 E	1,571,464	6/18/24	6 month EUR-	2.50%	(340,712)
				EURIBOR-REUTERS

EUR	72,569,000 E	(370)	12/5/16	6 month EUR-	1.1275%	(350,381)
				EURIBOR-REUTERS

EUR	40,630,000 E	(209)	12/4/16	6 month EUR-	0.725%	13,224
				EURIBOR-REUTERS

EUR	1,650,000 E	(26)	1/11/17	6 month EUR-	1.148%	7,635
				EURIBOR-REUTERS

EUR	33,984,000 E	(173)	1/21/17	6 month EUR-	1.031%	98,987
				EURIBOR-REUTERS

EUR	55,457,000 E	(421)	7/28/17	1 month EUR-	0.8575%	(143,443)
				EONIA-OIS-
				COMPOUND

EUR	86,150,000 E	(51,108)	8/12/17	1 month EUR-	0.80%	83,480
				EONIA-OIS-
				COMPOUND

EUR	17,840,000 E	(97)	2/18/24	6 month EUR-	2.85%	(231,590)
				EURIBOR-REUTERS

EUR	13,087,000 E	(67)	3/3/17	6 month EUR-	0.839%	3,052
				EURIBOR-REUTERS

EUR	81,260,000 E	(420)	11/27/16	6 month EUR-	0.729%	14,134
				EURIBOR-REUTERS

EUR	40,630,000 E	(209)	12/4/16	6 month EUR-	0.728%	11,545
				EURIBOR-REUTERS

GBP	55,394,000 E	148,269	6/18/16	6 month GBP-	1.25%	63,954
				LIBOR-BBA

GBP	19,884,000 E	(188,972)	6/18/19	6 month GBP-	2.25%	(29,788)
				LIBOR-BBA

JPY	32,455,000	(11)	3/24/44	6 month JPY-	1.80%	(2,717)
				LIBOR-BBA

JPY	63,551,000	(21)	3/24/44	6 month JPY-	1.79625%	(5,901)
				LIBOR-BBA

JPY	1,780,000,000	(70)	3/14/19	6 month JPY-	0.3175%	(8,086)
				LIBOR-BBA

JPY	389,500,000	(68)	3/14/44	6 month JPY-	1.795%	35,174
				LIBOR-BBA

JPY	31,464,000	(6)	3/24/44	6 month JPY-	1.80125%	(2,533)
				LIBOR-BBA

Total		$(158,586)				$513,498

E Extended effective date.

64	Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$5,952,126	$—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	$2,731
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,617,979	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(743)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
335,973	—	1/12/40	5.00% (1 month	Synthetic MBX Index	172
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

545,481	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(224)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

609,175	—	1/12/40	5.00% (1 month	Synthetic MBX Index	312
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

545,048	—	1/12/41	5.00% (1 month	Synthetic MBX Index	194
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

7,546,169	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,632)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,827,327	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,519)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

226,722	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(144)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

470,275	—	1/12/41	5.00% (1 month	Synthetic MBX Index	168
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,821,648	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,006
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

685,914	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(734)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,595,892	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,820)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,793,627	—	1/12/41	5.00% (1 month	Synthetic MBX Index	639
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

539,221	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(342)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Master Intermediate Income Trust	65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$73,776	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(302)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

242,191	—	1/12/41	5.00% (1 month	Synthetic MBX Index	86
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

307,759	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(34)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,410,824	—	1/12/41	5.00% (1 month	Synthetic MBX Index	503
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,331,712	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,022)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,345,529	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(854)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

260,192	—	1/12/40	5.00% (1 month	Synthetic MBX Index	133
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,003,796	—	1/12/40	4.50% (1 month	Synthetic MBX Index	2,382
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

7,730,844	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,756
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,687,816	—	1/12/41	5.00% (1 month	Synthetic MBX Index	602
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

294,342	—	1/12/40	5.00% (1 month	Synthetic MBX Index	151
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

954,255	—	1/12/40	5.00% (1 month	Synthetic MBX Index	489
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

691,786	—	1/12/40	5.00% (1 month	Synthetic MBX Index	355
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,285,143	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	590
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

4,038,290	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(12,198)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

769,455	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(2,243)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

66	Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$3,671,897	$—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	$1,685
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

615,300	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,535)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

307,701	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(768)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

307,701	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(768)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

617,448	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,541)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,603,646	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,001)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

617,448	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,541)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

340,146	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(299)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

883,969	—	1/12/41	5.00% (1 month	Synthetic TRS Index	656
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

532,436	—	1/12/41	5.00% (1 month	Synthetic TRS Index	395
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

532,351	—	1/12/41	5.00% (1 month	Synthetic MBX Index	190
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

674,925	—	1/12/41	5.00% (1 month	Synthetic TRS Index	501
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,282,999	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,875)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,105,431	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(4,520)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

158,568	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(648)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,232,748	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(3,076)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

Master Intermediate Income Trust	67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$167,260	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(505)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	2,390,406	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	1,960
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	4,150,000	—	3/20/24	(2.505%)	USA Non Revised	(20,526)
					Consumer Price
					Index-Urban (CPI-U)

	20,003,000	—	3/20/16	1.795%	USA Non Revised	3,501
					Consumer Price
					Index-Urban (CPI-U)

	3,440,000	—	3/21/24	(2.505%)	USA Non Revised	(17,011)
					Consumer Price
					Index-Urban (CPI-U)

Citibank, N.A.
	1,097,151	—	1/12/41	5.00% (1 month	Synthetic MBX Index	391
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	2,351,373	—	1/12/41	5.00% (1 month	Synthetic MBX Index	838
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	2,052,749	—	1/12/41	5.00% (1 month	Synthetic MBX Index	732
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,763,007	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	809
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	13,236,000	—	2/3/16	1.795%	USA Non Revised	(8,206)
					Consumer Price
					Index-Urban (CPI-U)

	2,287,075	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	1,050
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	3,309,000	—	1/31/16	1.795%	USA Non Revised	(2,184)
					Consumer Price
					Index-Urban (CPI-U)

EUR	8,270,000	—	2/21/19	(1.235%)	Eurostat Eurozone	(37,165)
					HICP excluding
					tobacco

EUR	4,310,000	—	2/21/24	1.69%	Eurostat Eurozone	32,313
					HICP excluding
					tobacco

	20,115,000	—	3/27/16	1.7475%	USA Non Revised	(8,046)
					Consumer Price
					Index-Urban (CPI-U)

	4,173,000	—	3/27/24	(2.4825%)	USA Non Revised	(14,251)
					Consumer Price
					Index-Urban (CPI-U)

68	Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
	$940,549	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$335
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	808,507	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,442)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	2,012,420	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	924
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	1,930,281	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	886
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	3,379,275	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	1,551
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	1,606,000	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	737
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	1,487,426	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,105
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	1,490,771	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	1,223
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	1,652,545	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	1,355
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	1,547,727	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,149
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

EUR	2,380,000	—	3/27/19	(1.1913%)	Eurostat Eurozone	(5,200)
					HICP excluding
					tobacco

EUR	8,270,000	—	2/20/19	(1.2225%)	Eurostat Eurozone	(29,907)
					HICP excluding
					tobacco

EUR	4,310,000	—	2/20/24	1.68%	Eurostat Eurozone	26,357
					HICP excluding
					tobacco

EUR	2,380,000	—	3/24/19	(1.1925%)	Eurostat Eurozone	(5,246)
					HICP excluding
					tobacco

GBP	2,015,000	—	3/20/19	3.05%	GBP Non-revised UK	(8,936)
					Retail Price Index

GBP	2,015,000	—	3/25/19	3.0413%	GBP Non-revised UK	(10,447)
					Retail Price Index

Master Intermediate Income Trust	69

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
$808,507	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(2,442)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Goldman Sachs International
946,796	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(1,013)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

364,738	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,491)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,354,077	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(556)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,354,077	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(556)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,035,964	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(1,852)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,700,988	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(1,698)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

555,545	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,678)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

208,696	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(630)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,890,742	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(3,162)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,735,627	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(796)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

51,088	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(55)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

435,501	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(466)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

952,634	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(836)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

457,800	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(490)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

915,599	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(980)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

70	Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$27,388	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(112)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,461,597	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,042)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

392,126	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,184)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

761,007	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,299)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

470,450	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,421)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

36,181	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(109)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

96,414	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(291)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,159,123	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,298)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,470,605	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(1,134)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,751,908	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,131)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

907,814	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(417)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

23,075,000	—	3/3/19	2.13%	USA Non Revised	37,841
				Consumer Price
				Index-Urban (CPI-U)

JPMorgan Chase Bank N.A.
4,225,047	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,713)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,694,778	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(1,237)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,416,259	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,124)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Total	$—				$(137,915)

Master Intermediate Income Trust	71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA	BBB–/P	$4,375	$64,000	5/11/63	300 bp	$3,522
BBB– Index

CMBX NA	BBB–/P	8,497	141,000	5/11/63	300 bp	6,619
BBB– Index

CMBX NA	BBB–/P	17,409	282,000	5/11/63	300 bp	13,654
BBB– Index

CMBX NA	BBB–/P	16,587	291,000	5/11/63	300 bp	12,712
BBB– Index

Barclays Bank PLC
CMBX NA	BBB–/P	33,591	303,000	5/11/63	300 bp	29,556
BBB– Index

Irish Gov’t, 4.50%,	—	(35,493)	443,000	9/20/17	(100 bp)	(42,330)
4/18/2020

Obrigacoes Do	—	(72,281)	443,000	9/20/17	(100 bp)	(66,838)
Tesouro, 5.45%,
9/23/13

Credit Suisse International
CMBX NA	BBB–/P	2,851	149,000	5/11/63	300 bp	867
BBB– Index

CMBX NA	BBB–/P	20,934	263,000	5/11/63	300 bp	17,432
BBB– Index

CMBX NA	BBB–/P	3,135	270,000	5/11/63	300 bp	(461)
BBB– Index

CMBX NA	BBB–/P	20,979	288,000	5/11/63	300 bp	17,144
BBB– Index

CMBX NA	BBB–/P	4,963	323,000	5/11/63	300 bp	661
BBB– Index

CMBX NA	BBB–/P	37,060	328,000	5/11/63	300 bp	32,692
BBB– Index

CMBX NA	BBB–/P	27,130	340,000	5/11/63	300 bp	22,602
BBB– Index

CMBX NA	BBB–/P	26,325	340,000	5/11/63	300 bp	21,797
BBB– Index

CMBX NA	BBB–/P	22,366	340,000	5/11/63	300 bp	17,839
BBB– Index

CMBX NA	BBB–/P	6,043	343,000	5/11/63	300 bp	1,476
BBB– Index

CMBX NA	BBB–/P	10,467	344,000	5/11/63	300 bp	5,886
BBB– Index

CMBX NA	BBB–/P	31,881	416,000	5/11/63	300 bp	26,342
BBB– Index

CMBX NA	BBB–/P	28,890	704,000	5/11/63	300 bp	19,515
BBB– Index

CMBX NA BB Index	—	(1,881)	360,000	5/11/63	(500 bp)	4,321

CMBX NA BB Index	—	(4,646)	266,000	5/11/63	(500 bp)	(63)

72	Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BB Index	—	$(1,095)	$120,000	5/11/63	(500 bp)	$973

CMBX NA BB Index	—	(5,120)	264,000	5/11/63	(500 bp)	(572)

CMBX NA	BBB–/P	10,720	224,000	5/11/63	300 bp	7,737
BBB– Index

CMBX NA	BBB–/P	6,401	269,000	5/11/63	300 bp	2,819
BBB– Index

CMBX NA	BBB–/P	12,140	281,000	5/11/63	300 bp	8,398
BBB– Index

CMBX NA	—	(17,005)	301,000	1/17/47	(300 bp)	(6,104)
BBB– Index

CMBX NA	—	(18,317)	301,000	1/17/47	(300 bp)	(7,416)
BBB– Index

CMBX NA	—	(13,892)	296,000	1/17/47	(300 bp)	(3,172)
BBB– Index

CMBX NA	—	(17,340)	296,000	1/17/47	(300 bp)	(6,619)
BBB– Index

Spain Gov’t, 5.50%,	—	(52,226)	443,000	9/20/17	(100 bp)	(56,223)
7/30/2017

Deutsche Bank AG
Republic of	Caa1	82,442	705,000	3/20/17	500 bp	(151,617)
Argentina, 8.28%,
12/31/33

Total		$195,890				$(66,851)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/14 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 22	B+/P	$(185,971)	$2,582,000	6/20/19	500 bp	$7,549
Index

Total		$(185,971)				$7,549

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2014. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Master Intermediate Income Trust	73

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer cyclicals	$—	$—	$10,017

Energy	—	—	1,996

Total common stocks	—	—	12,013

Convertible bonds and notes	$—	$140,875	$—

Convertible preferred stocks	139,797	—	—

Corporate bonds and notes	—	106,023,755	4

Foreign government and agency bonds and notes	—	38,555,808	—

Mortgage-backed securities	—	164,707,177	—

Preferred stocks	—	451,359	—

Purchased options outstanding	—	868,842	—

Purchased swap options outstanding	—	209,122	—

Senior loans	—	6,295,928	—

U.S. government and agency mortgage obligations	—	95,427,822	—

U.S. treasury obligations	—	153,584	—

Warrants	—	1,555	—

Short-term investments	11,307,791	12,129,086	—

Totals by level	$11,447,588	$424,964,913	$12,017

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$403,840	$—

Futures contracts	272,361	—	—

Written options outstanding	—	(666,445)	—

Written swap options outstanding	—	(1,448,752)	—

Forward premium swap option contracts	—	110,596	—

TBA sale commitments	—	(48,020,390)	—

Interest rate swap contracts	—	705,085	—

Total return swap contracts	—	(137,915)	—

Credit default contracts	—	(69,221)	—

Totals by level	$272,361	$(49,123,202)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

74	Master Intermediate Income Trust

Statement of assets and liabilities 3/31/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $404,557,498)	$425,116,727
Affiliated issuers (identified cost $11,307,791) (Note 5)	11,307,791

Cash	482,792

Foreign currency (cost $1,523) (Note 1)	1,525

Dividends, interest and other receivables	4,666,517

Receivable for investments sold	5,522,854

Receivable for sales of delayed delivery securities (Note 1)	37,430,212

Receivable for variation margin (Note 1)	3,764,583

Unrealized appreciation on forward currency contracts (Note 1)	1,249,383

Unrealized appreciation on forward premium swap option contracts (Note 1)	155,737

Unrealized appreciation on OTC swap contracts (Note 1)	947,562

Premium paid on OTC swap contracts (Note 1)	239,296

Total assets	490,884,979

LIABILITIES

Payable for investments purchased	3,009,276

Payable for purchases of delayed delivery securities (Note 1)	87,348,514

Payable for shares of the fund repurchased (Note 4)	431,030

Payable for compensation of Manager (Note 2)	625,061

Payable for custodian fees (Note 2)	18,380

Payable for investor servicing fees (Note 2)	28,344

Payable for Trustee compensation and expenses (Note 2)	160,381

Payable for administrative services (Note 2)	538

Payable for variation margin (Note 1)	3,391,951

Distributions payable to shareholders	1,564,442

Unrealized depreciation on forward currency contracts (Note 1)	845,543

Unrealized depreciation on forward premium swap option contracts (Note 1)	45,141

Unrealized depreciation on OTC swap contracts (Note 1)	1,119,327

Premium received on OTC swap contracts (Note 1)	435,186

Written options outstanding, at value (premiums $2,467,957) (Notes 1 and 3)	2,115,197

TBA sale commitments, at value (proceeds receivable $48,073,652) (Note 1)	48,020,390

Collateral on certain derivative contracts, at value (Note 1)	153,584

Other accrued expenses	156,227

Total liabilities	149,468,512

Net assets	$341,416,467

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$467,915,578

Undistributed net investment income (Note 1)	3,570,723

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(152,168,123)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	22,098,289

Total — Representing net assets applicable to capital shares outstanding	$341,416,467

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($341,416,467 divided by 59,782,764 shares)	$5.71

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust	75

Statement of operations Six months ended 3/31/14 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $3,718 from investments in affiliated issuers) (Note 5)	$10,533,826

Dividends	26,337

Total investment income	10,560,163

EXPENSES

Compensation of Manager (Note 2)	1,284,117

Investor servicing fees (Note 2)	85,926

Custodian fees (Note 2)	39,426

Trustee compensation and expenses (Note 2)	12,663

Administrative services (Note 2)	5,153

Other	260,483

Total expenses	1,687,768

Expense reduction (Note 2)	(8)

Net expenses	1,687,760

Net investment income	8,872,403

Net realized gain on investments (Notes 1 and 3)	1,039,805

Net realized loss on swap contracts (Note 1)	(3,369,909)

Net realized loss on futures contracts (Note 1)	(1,555,605)

Net realized loss on foreign currency transactions (Note 1)	(2,787,903)

Net realized gain on written options (Notes 1 and 3)	1,205,618

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	2,020,463

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	15,468,968

Net gain on investments	12,021,437

Net increase in net assets resulting from operations	$20,893,840

The accompanying notes are an integral part of these financial statements.

76	Master Intermediate Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/14*	Year ended 9/30/13

Operations:
Net investment income	$8,872,403	$19,265,574

Net realized gain (loss) on investments
and foreign currency transactions	(5,467,994)	8,688,620

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	17,489,431	(4,222,568)

Net increase in net assets resulting from operations	20,893,840	23,731,626

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(9,536,135)	(20,347,501)

Decrease from capital shares repurchased (Note 4)	(15,084,813)	(14,536,534)

Total decrease in net assets	(3,727,108)	(11,152,409)

NET ASSETS

Beginning of period	345,143,575	356,295,984

End of period (including undistributed net investment
income of $3,570,723 and $4,234,455, respectively)	$341,416,467	$345,143,575

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	62,769,851	65,690,624

Shares repurchased (Note 4)	(2,987,087)	(2,920,559)

Retirement of shares held by the fund	—	(214)

Shares outstanding at end of period	59,782,764	62,769,851

* Unaudited

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust	77

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months ended**			Year ended

	3/31/14	9/30/13	9/30/12	9/30/11	9/30/10	9/30/09

Net asset value, beginning of period	$5.50	$5.42	$5.34	$5.83	$5.94	$5.88
Investment operations:

Net investment income[a]	.14	.30	.27	.35	.58	.34

Net realized and unrealized
gain (loss) on investments	.20	.06	.15	(.38)	.39	.24

Total from investment operations	.34	.36	.42	(.03)	.97	.58
Less distributions:

From net investment income	(.16)	(.31)	(.09)	(.46)	(1.08)	(.54)

From return of capital	—	—	(.25)	—	—	—

Total distributions	(.16)	(.31)	(.34)	(.46)	(1.08)	(.54)

Increase from shares repurchased	.03	.03	—	—	—	.02

Net asset value, end of period	$5.71	$5.50	$5.42	$5.34	$5.83	$5.94

Market value, end of period	$5.15	$4.88	$5.18	$5.05	$6.28	$5.99

Total return at market value (%)[b]	8.80*	0.15	9.56	(13.01)	25.33	24.66

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$341,416	$345,144	$356,296	$351,028	$381,355	$383,388

Ratio of expenses to average
net assets (%)[c]	.49*	.94	.96	.94	.94 [d]	1.02 [d]

Ratio of net investment income
to average net assets (%)	2.58*	5.31	4.94	5.97	9.82 [d]	7.05 [d]

Portfolio turnover (%)[e]	69*	244	157	171	88	223

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% and 0.04% of average net assets as of September 30, 2010 and September 30, 2009, respectively.

e Portfolio turnover excludes TBA purchase and sales commitments.

The accompanying notes are an integral part of these financial statements.

78	Master Intermediate Income Trust

Notes to financial statements 3/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through March 31, 2014.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The investment objective of the fund is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by

Master Intermediate Income Trust	79

Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

80	Master Intermediate Income Trust

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting

Master Intermediate Income Trust	81

arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other

82	Master Intermediate Income Trust

resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,214,747 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $1,147,864.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and

Master Intermediate Income Trust	83

borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2013 the fund had a capital loss carryover of $138,553,180 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$14,955,076	$30,479,722	$45,434,798	*

7,342,291	N/A	7,342,291	September 30, 2015

11,586,218	N/A	11,586,218	September 30, 2016

28,970,279	N/A	28,970,279	September 30, 2017

45,219,594	N/A	45,219,594	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $2,917,414 recognized during the period between November 1, 2012 and September 30, 2013 to its fiscal year ending September 30, 2014.

The aggregate identified cost on a tax basis is $422,050,425, resulting in gross unrealized appreciation and depreciation of $18,146,838 and $3,815,081, respectively, or net unrealized appreciation of $14,331,757.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

84	Master Intermediate Income Trust

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.750%	of the first $500 million of average	0.480%	of the next $5 billion of average
	net assets,		net assets,

0.650%	of the next $500 million of average	0.470%	of the next $5 billion of average
	net assets,		net assets,

0.600%	of the next $500 million of average	0.460%	of the next $5 billion of average
	net assets,		net assets,

0.550%	of the next $5 billion of average	0.450%	of the next $5 billion of average
	net assets,		net assets,

0.525%	of the next $5 billion of average	0.440%	of the next $5 billion of average
	net assets,		net assets,

0.505%	of the next $5 billion of average	0.430%	of the next $8.5 billion of average
	net assets,		net assets and

0.490%	of the next $5 billion of average	0.420%	of any excess thereafter.
	net assets,

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $8 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $219, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Master Intermediate Income Trust	85

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA commitments aggregated $219,575,234 and $216,397,368, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written
		option contract	swap option	Written option	Written option
		amounts	premiums	contract amount	premiums

Written options outstanding
at the beginning of the
reporting period	USD	67,786,600	$829,692	—	$—

Options opened	USD	236,145,999	1,818,384	296,000,000	1,237,109
	EUR	206,968,000	98,913	—	—

Options exercised	USD	—	—	—	—

Options expired	USD	—	—	—	—

Options closed	USD	(226,693,600)	(1,138,251)	(88,000,000)	(377,890)
	EUR	(94,042,000)	—	—	—

Written options outstanding
at the end of the	USD	77,238,999	$1,509,825	208,000,000	$859,219
reporting period	EUR	112,926,000	98,913	—	—

Note 4: Shares repurchased

In September 2013, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2014 (based on shares outstanding as of October 7, 2013). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 2,987,087 common shares for an aggregate purchase price of $15,084,813, which reflects a weighted-average discount from net asset value per share of 10.13%.

At the close of the reporting period, Putnam Investments, LLC owned approximately 921 shares of the fund (0.002% of the fund’s shares outstanding), valued at $5,259 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$8,442,892	$77,285,457	$74,420,558	$3,718	$11,307,791

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

86	Master Intermediate Income Trust

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $38,070, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

WR Grace & Co	$38,070

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$44,600,000

Purchased swap option contracts (contract amount)	$159,300,000

Written TBA commitment option contracts (contract amount) (Note 3)	$89,100,000

Written swap option contracts (contract amount) (Note 3)	$200,800,000

Futures contracts (number of contracts)	600

Forward currency contracts (contract amount)	$243,500,000

OTC interest rate swap contracts (notional)	$702,600,000

Centrally cleared interest rate swap contracts (notional)	$1,512,200,000

OTC total return swap contracts (notional)	$280,100,000

OTC credit default contracts (notional)	$9,900,000

Centrally cleared credit default contracts (notional)	$2,200,000

Warrants (number of warrants)	20

Master Intermediate Income Trust	87

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$259,607*	depreciation	$328,828*

Foreign exchange
contracts	Receivables	1,249,383	Payables	845,543

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	1,555*	depreciation	—*

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	6,302,791*	depreciation	6,389,897*

Total		$7,813,336		$7,564,268

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$456,789	$456,789

Foreign exchange
contracts	—	—	(2,696,524)	—	$(2,696,524)

Interest rate contracts	(405,364)	(1,555,605)	—	(3,826,698)	$(5,787,667)

Total	$(405,364)	$(1,555,605)	$(2,696,524)	$(3,369,909)	$(8,027,402)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$394,826	$394,826

Foreign exchange
contracts	—	—	—	1,990,678	—	$1,990,678

Equity contracts	(205)	—	—	—	—	$(205)

Interest rate
contracts	—	412,200	1,050,083	—	3,331,923	$4,794,206

Total	$(205)	$412,200	$1,050,083	$1,990,678	$3,726,749	$7,179,505

88	Master Intermediate Income Trust

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Master Intermediate Income Trust	89

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Interest rate swap contracts*#	$12,139	$—	$—	$—	$—	$11,127	$31,433	$—	$486,546	$—	$—	$—	$—	$—	$541,245

Centrally cleared interest rate swap contracts§	—	—	3,732,608	—	—	—	—	—	—	—	—	—	—	—	3,732,608

OTC Total return swap contracts*#	2,731	19,426	—	36,133	35,622	—	37,841	—	—	—	—	—	—	—	131,753

OTC Credit default swap contracts*#	—	5,443	—	—	60,644	—	—	—	—	—	—	—	—	—	66,087

Centrally cleared credit default
swap contracts§	—	—	13,189	—	—	—	—	—	—	—	—	—	—	—	13,189

Futures contracts§	—	—	—	—	—	—	—	—	—	18,786	—	—	—	—	18,786

Forward currency contracts#	51,143	229,404	—	113,828	123,770	82,829	99,624	49,820	67,080	—	74,138	201,455	87,222	69,070	1,249,383

Forward premium swap option contracts#	—	—	—	—	—	—	126,409	—	29,328	—	—	—	—	—	155,737

Purchased swap options**#	—	104,561	—	—	—	—	104,561	—	—	—	—	—	—	—	209,122

Purchased options**#	—	—	—	—	—	—	—	—	868,842	—	—	—	—	—	868,842

Total Assets	$66,013	$358,834	$3,745,797	$149,961	$220,036	$93,956	$399,868	$49,820	$1,451,796	$18,786	$74,138	$201,455	$87,222	$69,070	$6,988,752

Liabilities:

OTC Interest rate swap contracts*#	—	—	—	—	—	49,345	360,282	—	98,617	—	—	—	—	—	508,244

Centrally cleared interest rate swap contracts§	—	—	3,360,220	—	—	—	—	—	—	—	—	—	—	—	3,360,220

OTC Total return swap contracts*#	743	98,682	—	69,852	62,178	2,442	28,697	—	7,074	—	—	—	—	—	269,668

OTC Credit default swap contracts*#	10,361	10,872	—	—	73,536	234,059	—	—	—	—	—	—	—	—	328,828

Centrally cleared credit default
swap contracts§	—	—	6,418	—	—	—	—	—	—	—	—	—	—	—	6,418

Futures contracts§	—	—	—	—	—	—	—	—	—	25,313	—	—	—	—	25,313

Forward currency contracts#	10,749	118,157	—	129,965	143,461	26,455	54,606	29,638	79,283	—	2,389	128,227	113,458	9,155	845,543

Forward premium swap option contracts#	—	—	—	—	—	—	43,161	—	1,980	—	—	—	—	—	45,141

Written swap options#	153,108	31,902	—	—	—	—	57,240	—	1,206,502	—	—	—	—	—	1,448,752

Written options#	—	—	—	—	—	—	—	—	666,445	—	—	—	—	—	666,445

Total Liabilities	$174,961	$259,613	$3,366,638	$199,817	$279,175	$312,301	$543,986	$29,638	$2,059,901	$25,313	$2,389	$128,227	$113,458	$9,155	$7,504,572

Total Financial and Derivative Net Assets	$(108,948)	$99,221	$379,159	$(49,856)	$(59,139)	$(218,345)	$(144,118)	$20,182	$(608,105)	$(6,527)	$71,749	$73,228	$(26,236)	$59,915	$(517,820)

Total collateral received (pledged)##†	$(108,948)	$99,221	$—	$(29,997)	$—	$(218,345)	$(144,118)	$—	$(549,946)	$—	$—	$—	$—	$—	$(952,133)

Net amount	$—	$—	$379,159	$(19,859)	$(59,139)	$—	$—	$20,182	$(58,159)	$(6,527)	$71,749	$73,228	$(26,236)	$59,915	$434,313

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

90	Master Intermediate Income Trust	Master Intermediate Income Trust	91

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions

32,571,958	847,059	1,229,801

April 25, 2014 meeting

At the meeting, a proposal to fix the number of Trustees at 14 was approved as follows:

Votes for	Votes against	Abstentions

52,068,027	1,355,588	982,379

At the meeting, each of the nominees for Trustee was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	52,182,880	2,223,123

Ravi Akhoury	52,183,177	2,222,827

Barbara M. Baumann	52,323,380	2,082,623

Jameson A. Baxter	52,283,943	2,122,060

Charles B. Curtis	52,282,433	2,123,570

Robert J. Darretta	52,308,911	2,097,093

Katinka Domotorffy	52,242,902	2,163,101

John A. Hill	52,279,608	2,126,395

Paul L. Joskow	52,261,271	2,144,732

Kenneth R. Leibler	52,262,760	2,143,244

Robert E. Patterson	52,280,557	2,125,446

George Putnam, III	52,273,047	2,132,957

Robert L. Reynolds	52,337,138	2,068,865

W. Thomas Stephens	52,291,493	2,114,511

A proposal to convert the fund to an open-end investment company was not approved, as follows:

Votes for	Votes against	Abstentions

6,250,945	26,475,302	953,732

A proposal to authorize the Trustees to amend and restate the fund’s Agreement and Declaration of Trust was adjourned until June 24, 2014.

A proposal to authorize the Trustees to amend the fund’s Agreement and Declaration of Trust to eliminate certain mandatory shareholder votes on converting the fund to an open-end fund was adjourned until June 24, 2014.

All tabulations are rounded to the nearest whole number.

92	Master Intermediate Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

75 YEARS

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

**Go paperless:** Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA713
287151 5/14

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 – October 7, 2013	—	—	—	3,648,503
October 8 – October 31, 2013	754,925	$4.98	754,925	5,522,060
November 1 – November 30, 2013	197,068	$5.07	197,068	5,324,992
December 1 – December 31, 2013	702,674	$5.01	702,674	4,622,318
January 1 – January 31, 2014	546,914	$5.10	546,914	4,075,404
February 1 – February 28, 2014	408,025	$5.08	408,025	3,667,379
March 1 – March 31, 2014	377,481	$5.15	377,481	3,289,898

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2012, which was in effect between October 8, 2012 and October 7, 2013, allowed the fund to repurchase up to 6,569,062 of its shares. The program renewed by the Board in September 2013, which was in effect between October 8, 2013 and October 7, 2014, allowed the fund to repurchase up to 6,276,985 of its shares.

**	Information prior to October 7, 2013 is based on the total number of shares eligible for repurchase under the program, as amended through September 2012. Information from October 8, 2013 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2013.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2014